As filed with the Securities and Exchange Commission on July 12, 2019

Investment Company Act File No. [     ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

 ☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐    Amendment No.

AIP Private Equity Opportunities Fund I A LP

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 700

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Limited partnership interests in the Registrant (“Interests”) have not been and will not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the 1933 Act. Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Interests in the Registrant. The Interests have not been recommended, approved or disapproved by, the U.S. Securities and Exchange Commission. Any representation to the contrary is a criminal offense

AIP PRIVATE EQUITY OPPORTUNITIES FUND I A LP

PRIVATE PLACEMENT MEMORANDUM

[ ], 2019

Managed by

MORGAN STANLEY AIP PRIVATE MARKETS TEAM

100 Front Street, Suite 700

West Conshohocken, Pennsylvania 19428-2881

(800) 421-7572

AIP Private Equity Opportunities Fund I A LP (the “Fund”) is a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by constructing a portfolio composed primarily of primary commitments to institutional-quality private equity funds and, to a lesser extent and on an opportunistic basis, co-investments alongside institutional-quality private equity funds and secondary investments in institutional-quality private equity funds. There is no assurance that the Fund will achieve its investment objective.

The Fund is offering limited partnership interests (the “Interests”) on a private placement basis to suitable investors. Interests are being offered only to persons or entities that are “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

The Fund’s investment adviser is Morgan Stanley AIP GP LP (the “Investment Adviser”), an affiliate of Morgan Stanley. The Fund will be managed by the Morgan Stanley AIP Private Markets Team (the “AIP Private Markets Team” or the “Team”) of the Investment Adviser. Morgan Stanley Alternative Investment Partners LP serves as the general partner of the Fund (the “General Partner”).

Prospective investors will be offered an opportunity to become limited partners of the Fund (the “Limited Partners” or “Investors”). The General Partner and the Limited Partners are referred to collectively herein as the “Partners.”

An investment in the Fund is speculative with a substantial risk of loss. No market for the Interests exists or is expected to develop and an investment in the Fund is only suitable for investors who have no need for liquidity in the investment. Transfers of Interests may be made only with the prior written consent of the General Partner, which may be withheld in the General Partner’s sole discretion. See “Risk Factors” for special considerations relevant to an investment in the Interests.

•	The Interests of the Fund are not listed on an exchange, and it is not anticipated that a secondary market for the Interests will develop.

•	Thus, an investment in the Fund may not be suitable for investors who may need access to the money they invest in the foreseeable future or within a specified timeframe.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that may be subject to repayment by the Fund.

In making an investment decision, prospective investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks, of the Interests described in this Private Placement Memorandum. The Interests have not been recommended, approved or disapproved by, the Securities and Exchange Commission (the “SEC”) or any other U.S. federal, state or non-U.S. governmental agency or regulatory authority or any securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Private Placement Memorandum or the merits of an investment in the Fund. Any representation to the contrary is a criminal offense.

The minimum Limited Partner capital commitment to the Fund will be $50,000 although the General Partner reserves the right to accept a Limited Partner capital commitment of a lesser amount in its discretion. See “Principal Terms of the Fund” for other applicable offering amounts and a more extensive description of the Fund’s Limited Partnership Agreement (the “Partnership Agreement”).

The Interests have not been and will not be registered under the Securities Act or the securities laws of any state or any non-U.S. jurisdictions. The offering contemplated by this Private Placement Memorandum will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws and laws of other jurisdictions. This Private Placement Memorandum does not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as provided in the Partnership Agreement, the Securities Act and applicable state securities laws and laws of other jurisdictions, pursuant to registration or exemption therefrom. Accordingly, prospective investors should be aware that they likely will be required to bear the financial risks of an investment in the Interests for the Fund’s entire finite term. There will be no public market for the Interests and there is no obligation on the part of any person to register the Interests under the Securities Act. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Private Placement Memorandum.

This Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests and is not to be reproduced or distributed to any other person (other than professional advisors of the prospective investor receiving this document) without the prior written consent of the Investment Adviser. By accepting delivery of this Private Placement Memorandum, each prospective investor agrees to the foregoing and agrees to return or destroy this Private Placement Memorandum if it does not wish to invest in the Fund.

An investment in the Interests will involve significant risks because of, among other things, the nature of the investments to be made by the Fund. Prospective investors should have the financial ability and willingness to accept the risks, including the risk of loss of the entire investment, and lack of liquidity that is characteristic of the investments described herein. See “Risk Factors—Investment-Related Risks.”

Prospective investors should not construe the contents of this Private Placement Memorandum or any prior or subsequent communications from the Fund, the General Partner, the Investment Adviser or any affiliate of the Fund, or any of their officers, directors, employees, members (including members of the AIP Private Markets Team), principals or agents, as legal, regulatory, tax or financial advice. Each prospective investor should consult its own professional advisors as to the legal, tax, financial, accounting or other matters relevant to the suitability of an investment in the Fund for such investor. No assurance can be given that existing laws will not be changed or interpreted adversely to the Fund or the Partners. This Private Placement Memorandum is qualified in its entirety by reference to the Partnership Agreement.

The Investment Adviser will act as the commodity pool operator (“CPO”) of the Fund. The Investment Adviser expects to be exempt from registration as a CPO with the Commodity Futures Trading Commission (the “CFTC”) on the basis of no-action relief provided by the CFTC Staff to fund of funds operators that meet certain conditions (the “No-Action Relief”). Therefore, neither the Fund nor the Investment Adviser (with respect to the Fund) is currently subject to registration or regulation as a commodity pool or CPO, respectively, under the Commodity Exchange Act, as amended, (the “CEA”). As such, the Investment Adviser will not be required to deliver to Limited Partners certified annual reports and a disclosure document that are required to be delivered pursuant to the CEA, which would contain certain disclosures required thereby that may not be included herein or in the reports to be provided to Limited Partners by the Fund. The No-Action Relief is available to eligible fund of funds operators until at least six months after the issuance of revised CFTC guidance for CPOs with respect to the application of certain exemptions that may apply to funds of funds (or potentially later). When the No-Action Relief is no longer available, the Investment Adviser may be required to operate the Fund as a registered CPO subject to CFTC regulation, as well as related National Futures Association rules (which could subject the Fund to certain additional costs, expenses and administrative burdens), unless similar relief or another exemption from registration as a CPO is available.

Prospective investors should be aware that private equity funds in which the Fund invests may trade foreign futures or options contracts. Transactions in markets located outside the United States, including markets formally linked to a market in the United

States, may be subject to regulations which offer different or diminished protection to the pool and its participants. Further, U.S. regulatory authorities may be unable to compel the enforcement of the rules of regulatory authorities or markets in non-U.S. jurisdictions where transactions for the pools may be effected.

One or more pooled investment vehicles in addition to the Fund, including feeder funds, may be formed to accommodate the special tax or regulatory requirements of certain investors, including certain non-U.S. and U.S. tax-exempt investors wishing to invest in the Fund.

All dollar amounts in this document refer to U.S. dollars.

Contact Information

Brian Towsen
Executive Director
Morgan Stanley Alternative Investments LLC
100 Front Street, Suite 700
West Conshohocken, Pennsylvania 19428
United States of America
Telephone: +1 (610) 940-5604/ Facsimile: +1 (610) 260-8302
Email: brian.towsen@morganstanley.com

SEC Registration Statement

The Registration Statement on Form N-2, as well as each amendment thereto and certain other additional information about the Fund, is available on the SEC’s website at www.sec.gov. The Registration Statement on Form N-2, as well as each amendment thereto, is incorporated by reference into this Private Placement Memorandum.

This Private Placement Memorandum includes information required to be included in a prospectus and statement of additional information.

You may request a free copy of the Fund’s annual and semi-annual reports to Investors when available, and other information about the Fund, and make inquiries by calling or writing to the Fund at the telephone number and address listed in “Contact Information” above.

Executive Summary

The Fund

AIP Private Equity Opportunities Fund I A LP (the “Fund”) is a Delaware limited partnership that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited partnership on April 10, 2019. The Fund’s principal office is located at 100 Front Street, Suite 700, West Conshohocken, PA 19428, and its telephone number is (800) 421-7572. Responsibility for monitoring and overseeing the investment adviser’s implementation of the Fund’s investment program and operation is vested in the individuals who serve on the Fund’s Board of Directors. See “Fund Management.”

The investment objective of the Fund is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by constructing a portfolio composed primarily of primary commitments to institutional-quality private equity funds (“Primary Funds”) and, to a lesser extent and on an opportunistic basis, co-investments alongside institutional-quality private equity funds (“Co-Investments”) and secondary investments in institutional-quality private equity funds (“Secondaries” or “Secondary Investments”). The Fund will seek to offer diversification across private equity managers, private equity strategies, companies, sectors and regions.

Prospective investors will be offered an opportunity to become limited partners of the Fund (the “Limited Partners” or “Investors”). The Fund will have a finite term and will remain in existence for a period of [ ] years following the date that the final underlying commitment is made, subject to [ ] one-year extensions, as may be approved by the Fund’s Board of Directors. An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The Fund does not intend to offer to repurchase Interests from investors.

General Partner

Morgan Stanley Alternative Investment Partners LP serves as the general partner of the Fund (the “General Partner”). The General Partner and the Limited Partners, are referred to collectively herein as the “Partners.” The General Partner has delegated all rights, duties and powers to manage the affairs of the Fund that may be delegated under Delaware law to the Board of Directors and the Investment Adviser.

The Investment Adviser

Morgan Stanley AIP GP LP serves as the investment adviser (the “Investment Adviser”) to the Fund. The Investment Adviser is a limited partnership formed under the laws of the State of Delaware. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund will be managed by the Morgan Stanley AIP Private Markets Team (the “AIP Private Markets Team” or the “Team”) of the Investment Adviser.

The Investment Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a premier global financial services firm with leading market positions in investment banking, research and capital markets, and asset management services. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of [ ] of approximately U.S. $[ ] for a large and diversified group of corporations, governments, financial institutions, and individuals. As used in this document, the term “Morgan Stanley” refers to Morgan Stanley and its subsidiaries and affiliates.

The AIP Private Markets Team

The Fund will be principally managed by the AIP Private Markets Team within Morgan Stanley Alternative Investment Partners (“AIP”), an alternative investments fund of funds group wholly owned by Morgan Stanley. As of [ ], AIP included over [ ] professionals and, together with its affiliates, had over $[ ] billion in assets under management and assets under advisement in portfolios of private credit and equity funds, portfolios of hedge funds, and portfolios of private equity real estate.

The AIP Private Markets Team represents the team within AIP that is dedicated exclusively to private markets investing. The AIP Private Markets Team consists of over 50 individuals across investment, operational due diligence, and support functions spanning four geographic locations (Suburban Philadelphia, New York City, London, and Hong Kong). The Team was formed in 2000 and has a long history of investing in a diverse range of private global opportunities. As of [ ], members of the Team had committed over $[ ] billion to over [ ] private equity funds, [ ] co-investments, and [ ] secondaries, making it one of the most experienced private markets investors in the world.

The members of the Team who have principal responsibility for management of the Fund (“Principal Portfolio Managers”) are:

[ ]

Investment Approach

The Fund will pursue a multi-manager fund-of-funds approach, typically known as a fund of private equity funds, and intends to commit to Primary Funds, Co-Investments, and Secondaries (collectively, the “Portfolio Investments”), all of which are described below.

•	Primary Funds. A Primary Fund is typically a blind pool investment vehicle managed by an institutional-quality investment manager (also known as a “general partner”, or “GP”) in a GP-LP structure whereby investors (the limited partners, or LPs) commit capital to a fund managed by that GP. The GP pools commitments from multiple LPs in a commingled closed-end fund and uses the fund to invest in underlying (and, typically, private and illiquid) companies or assets. The GP selects these investments on an individual basis during a pre-defined investment period over which the capital committed to the fund by the LPs is drawn. The GP typically holds these underlying investments for a period of time (generally, years) during which period they seek to increase the value of each investment by effecting management, strategic and operational changes and/or changes to financial structure. Investments are sold/realized typically on an individual basis at the GP’s discretion, giving rise to capital flows in the reverse direction back to LPs as distributions pro rata to their commitments to the fund. The exhibit below illustrates the mechanics of a Primary Fund.

•	Co-Investments. A Co-Investment is typically a passive investment made directly into a pre-identified asset or company (a “Portfolio Company”) alongside a GP that is serving as an active lead investor. A Co-Investment opportunity can arise when a GP seeks to acquire an asset or company for which the required investment capital is greater than what the GP’s fund is able to commit. Generally speaking, the Team has a strong preference for Co-Investments that occur at the same time, are in the same security, and are at the same valuation and terms as the sponsoring GP.

•	Secondaries. A Secondary Investment is typically a purchase of another investor’s existing interest in a Primary Fund, in a portfolio of Primary Funds, or in a Portfolio Company. The selling investor may seek a secondary purchaser to rebalance their underlying portfolio in some manner and/or to achieve liquidity from their fund or asset commitment(s) earlier than when a GP would naturally effect an exit or realization. A secondary purchaser typically acquires the existing fund or asset interest at a negotiated price expressed as a percentage of the remaining asset value and also assumes responsibility for any unfunded commitment associated with the fund(s) or asset(s).

The exhibit below illustrates the representative structure of the Fund.

Portfolio Construction

The Fund intends to commit to Primary Funds pursuing strategies in buyouts, growth capital and, to a lesser extent, venture capital. The Fund’s underlying investments will be primarily focused on North America and Europe.

Based upon its current view of the global private equity opportunity set, and by way of illustration only, the Team currently believes the composition of the Fund may be as follows:

Portfolio Construction by Investment Technique	Percentage of Capital Commitments
Primary Funds	[ ]%
Co-Investments / Secondaries	[ ]%
Portfolio Construction by Investment Strategy
Buyouts/Growth Capital	[ ]%
Venture Capital	[ ]%
Other Strategies	[ ]%
Portfolio Construction by Geography
North America	[ ]%
Europe	[ ]%
Rest of World	[ ]%

Investment Process

The Team’s mission is to create and actively manage superior private equity portfolios for its clients. As such, the Team follows a disciplined strategy in its GP evaluation process, developed over many years and through the evaluation of thousands of private equity GPs. The Team employs proprietary market and fund-level data analysis as well as a mix of quantitative and qualitative skills to perform due diligence. Quantitative investigation includes normalizing, dissecting and analyzing a manager’s track record to understand performance relative to benchmarks, deal volatility, industry and market fluctuations, and attribution. Qualitative investigation includes the assessment of team stability, team depth, competitive positioning, incentive alignment, legal terms, and integrity considerations, among other issues. The Team applies the same evaluation criteria, investment process, and level of scrutiny for potential commitments to subsequent funds launched by existing underlying fund managers. While the Team has a number of long-standing relationships with GPs, the Team assesses subsequent funds in the context of the current market environment and the relevant opportunity set of alternate investment opportunities at a point in time and often declines subsequent funds for reasons that may include overly rapid scaling, strategy or style drift, issues related to team continuity, misalignment of incentives, and adverse changes to market environments.

Investment Track Record

[To be provided.]

Principal Terms of the Fund

The following is a summary of the principal terms of the Fund’s investment program. This summary is qualified in its entirety by reference to the Limited Partnership Agreement of the Fund, as amended from time to time (the “Partnership Agreement”) and the subscription documents of the Fund relating to each Investor’s purchase of an interest therein (together, the “Interests”), which are available upon request and should be reviewed carefully prior to making a decision to invest in the Fund.

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by constructing a portfolio composed primarily of Primary Funds and, to a lesser extent and on an opportunistic basis, Co-Investments and Secondaries. The Fund will seek to offer diversification across private equity managers, private equity strategies, companies, sectors and regions. In addition to the Fund, one or more pooled investment vehicles, including feeder funds, may also be formed to accommodate the special tax or regulatory requirements of certain Investors, including certain non-U.S. and U.S. tax-exempt Investors wishing to invest in the Fund.

Investment Strategies

The Fund will target strategies and markets that demonstrate the potential to produce superior returns due to market inefficiencies and/or companies with a strong potential for change, including, but not limited to, operational, management, or strategic changes or changes to capital or financial structure, as well as managers who demonstrate differentiated capabilities in pursuing their strategies. The Fund will pursue a broad set of private equity opportunities. Traditional buyout, growth capital and, to a lesser extent, venture capital funds will likely comprise a majority of the Fund’s portfolio. Up to [ ] of the Fund’s committed capital may be invested outside the United States.

Under normal circumstances, the Fund will commit at least [ ]% of its underlying commitments to Primary Funds. Under normal circumstances, the Fund may commit up to [ ]% of its underlying commitments to Co-Investments and Secondary Investments. The [ ]% policy may be changed without Limited Partner approval; however, Investors would be notified upon 60 days’ notice in writing of any changes. The Fund’s investment objective and strategies are non-fundamental and may be changed without Limited Partner approval.

Capital Commitments and Drawdowns

The Fund is seeking Capital Commitments from Investors. The minimum Capital Commitment in the Fund is $50,000, although the General Partner reserves the right to accept Capital Commitments of lesser amounts at its sole discretion.

The Fund has not yet identified the potential Portfolio Investments to which it will commit. An Investor’s full Capital Commitment will not be immediately invested. The Fund will draw Capital Commitments as capital is drawn from the underlying Portfolio Investments. Capital Commitments may be drawn down at any time by the Fund issuing a capital call generally upon at least ten (10) business days’ prior written notice (including via e-mail) to each Investor or its designee under normal circumstances or five (5) business days’ prior written notice when the capital call is associated with a closing.

It is possible that the Fund may never draw down all of its aggregate Capital Commitments and that the Fund may have unfunded Capital Commitments. The Fund also may accelerate or extend any capital calls. Any amounts drawn (except for cash reserved to cover Fund expenses and as may be needed for asset coverage purposes) generally will be invested within three (3) months of the drawdown date (such investments may take the form of a binding legal commitment). If a call for capital is not met by an Investor by the specified date in the written notice, the Investor will be charged interest at an annual rate of 8.0% up until the date upon which the Investor makes its payment in satisfaction of the capital call.

Investors understand that by agreeing to invest in the Fund, each Investor is making an irrevocable Capital Commitment to the Fund of the entire amount of such commitment, which will be drawn down over time. Even though not all of the money will be requested immediately, when a capital call is issued each Investor is committing to make its funds available within the time designated.

The Fund may, in the Investment Adviser’s sole discretion, charge a defaulting Limited Partner for all expenses and losses incurred by the Fund which result from the sale of any assets due to the default of such partner. Such charges may be incurred by specially allocating such expenses and losses to the Limited Partner’s capital account which is maintained on the books of the Fund. In addition, the Fund may, in the Investment Adviser’s sole discretion, take other actions with respect to a defaulting Limited Partner, including without limitation: (i) borrowing capital to cover the defaulted Limited Partner’s capital call requirements, (A) at a rate established with a third party lender or (B) if using the Fund’s internal capital, at a rate of 8.0% per annum, and causing the defaulting Limited Partner to bear such interest and other costs and expenses associated with such borrowing, and/or (ii) excluding the defaulting Limited Partners from participating in future capital calls.

Closings

The initial closing of the Fund will occur at the time that the General Partner first accepts subscriptions for Limited Partner interests in the Fund, anticipated to be on or about [ ] 2020 (the “Initial Closing”). From time to time after the Initial Closing, one or more additional closings for the Fund may be held as necessary to accept additional Capital Commitments from existing Limited Partners or to admit additional Limited Partners. A final closing will occur no later than the last day of the month which is [ ] months after the month of the Initial Closing, subject to one [ ]-month extension, as may be approved by the Fund’s Board of Directors (the “Final Closing”).

Finite Term

The term of the Fund will be the last day of the month which is [ ] years after the month that the final underlying commitment is made, with up to [ ] one-year extensions, as may be approved by the Fund’s Board of Directors.

Investment Period

The Fund will make commitments to Portfolio Investments at any time from the date of the Initial Closing through the second anniversary of the last day of the month of the Final Closing (the “Investment Period”). Subject to the approval of the Fund’s Board of Directors, the General Partner may, at its sole discretion, extend the Investment Period for an additional one year period. After the termination of the Investment Period, the Fund will not purchase or enter into any new commitments with respect to Portfolio Investments; provided that, the Fund may thereafter (i) complete Portfolio Investments that are in process as of the end of the Investment Period and (ii) make additional commitments to an existing Primary Fund or commit additional capital to an existing Co-Investment or Secondary (collectively, “Follow-on Investments”). The aggregate amount of the Fund’s Follow-on Investments will not exceed [ ]% of the Fund’s aggregate Capital Commitments. Any amounts needed to pay actual or anticipated Fund expenses and Fund obligations (including, without limitation, obligations to make Follow-on Investments and obligations relating to the indemnification, recycling or recall rights of Portfolio Investments), contingent or otherwise, whether incurred before or after the end of the Investment Period, may be called from Limited Partners at any time during the life of the Fund.

Portfolio Composition

Following the Investment Period, the Fund will have invested/committed no more than (i) 10% of its total Capital Commitments in any single Primary Fund or Secondary Investment, (ii) 15% of its total Capital Commitments in Portfolio Investments managed by any single GP and (iii) 5% of its total Capital Commitments in any Co-Investment, each determined (x) as of the end of the Investment Period with respect to those investments held as of such date and (y) as of the date of each such investment with respect to any investment made after the Investment Period has ended.

By the end of the Investment Period, the Fund is expected to have invested in 8-15 Primary Funds and up to 15 Co-Investments and Secondaries. The Fund may make changes to this intended portfolio composition without notice to Investors.

Management Fee

The Fund will pay to the Investment Adviser a management fee (the “Management Fee”) for its services, beginning as of the date of the Initial Closing and continuing throughout the term of the Fund, at the following annual rates:

•	[ ] of the Fund’s Capital Commitments following the date of the Initial Closing through the end of the [ ] year of the Fund’s operations;

•	[ ] of the Fund’s Capital Commitments from the end of the [ ] year of the Fund’s operations through the end of the [ ] of the Fund’s operations; and then

•	[ ] of the Fund’s Capital Commitments for the remaining life of the Fund.

The average annual Management Fee percentage for the entire Fund1 over the life of the Fund is estimated to be [ ]% of Capital Commitments.

The Management Fee will be calculated and payable on a quarterly basis in advance commencing on the date of the Initial Closing (or such later date as may be specified in writing by the General Partner), and any payment for a period of less than three months will be adjusted on a pro rata basis according to the actual number of days during that period.

1	The estimated average annual Management Fee percentage for the entire Fund was calculated over the life of the Fund as an average across all break points. Such estimated percentage is calculated based on Management Fees only and is calculated based upon a [ ]-year fund life. The estimated percentage is designed to present a composite picture of the annual Management Fee percentage.

Organizational Expenses

All reasonable costs and expenses incurred in connection with the formation and organization of, and offering and sale of Interests in, the Fund, as determined by the Investment Adviser, including all out-of-pocket legal, accounting, registration and filing fees and expenses (together, “Organizational Expenses”) will be borne by the Fund. Organizational Expenses will not exceed $1,000,000.

The Fund may pay Organizational Expenses from amounts received in respect of Portfolio Investments without reducing a Limited Partner’s Capital Commitment. See “Principal Terms of the Fund—Timing of Distributions; Reinvestment; Recall” below.

Other Expenses

The Fund shall bear all of its own expenses (collectively, as more fully defined in the Partnership Agreement, “Fund Expenses”), including without limitation: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the Portfolio Investments or their managers, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes an investment account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Portfolio Investments (including expenses associated with potential investments or dispositions that are not consummated); all costs and expenses associated with the establishment of investment accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; fees relating to the use of pricing service(s), including the use of a third party valuation agent; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel expenses of the Independent Directors; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and any extraordinary expenses. Drawdowns from limited partners or distributions from Portfolio Investments may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility; and such other expenses as may be approved from time to time by the Board.

The Fund may pay Fund Expenses from amounts received in respect of Portfolio Investments without reducing a Limited Partner’s Capital Commitment. See “Principal Terms of the Fund—Timing of Distributions; Reinvestment; Recall” below.

Morgan Stanley advises clients and sponsors, administers, manages and/or advises traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”) . Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). In the event that the Fund or any Related Fund makes or is allocated a commitment to invest in a Portfolio Investment or a potential Portfolio Investment, the Fund and Related Fund will bear its allocable share of all fees and expenses of such Portfolio Investment or potential Portfolio Investment, including all third-party expenses incurred in connection with transactions that are not consummated (“Broken Deal Expenses”), based on the amount that has been or would have reasonably been committed to or invested in the Portfolio Investment or potential Portfolio Investment, as determined by the Investment Adviser in its sole discretion. In the case of Broken Deal Expenses related to a Portfolio Investment or a potential Portfolio Investment where no definitive commitments or allocation of commitments have been made with respect to any Related Funds, such Broken Deal Expenses will be allocated among the Fund and any Related Funds in good faith based on their respective investment objectives; provided, however, that, consistent with the foregoing, such Broken Deal Expenses may be allocated in their entirety to the Fund. Notwithstanding anything to the contrary, with respect to any Portfolio Investment or potential Portfolio Investment, certain Related Funds, such as co-investing funds, will generally not bear any such Broken Deal Expenses unless and until such Related Funds make a commitment to such Portfolio Investment or potential Portfolio Investment.

For administrative and other reasons, the General Partner, the Investment Adviser and their respective affiliates may pay, on behalf of the Fund, all or any portion of any Organizational Expenses and Fund Expenses payable by the Fund. To the extent that the General Partner, the Investment Adviser or any such affiliate pays, out of its own assets, any such Organizational Expenses or Fund Expenses on behalf of the Fund, the Fund may reimburse the General Partner, the Investment Adviser or such affiliate, as the case may be, upon request. Without limiting the generality of the foregoing, the Fund may from time to time pay amounts in respect of any such Organizational Expenses or Fund Expenses to (and, to the extent required by applicable law, shall deposit such amounts into an account designated by) the General Partner, the Investment Adviser or any of their respective affiliates in advance of the payment of such Organizational Expenses or Fund Expenses, and the General Partner, the Investment Adviser or such affiliate may use such amounts to pay such Organizational Expenses or Fund Expenses (as defined in the Partnership Agreement) on behalf of the Fund. The General Partner, the Investment Adviser or such affiliate may from time to time return to the Fund any such amounts that the General Partner determines are not needed to pay any such Organizational Expenses or Fund Expenses and, prior to the termination of the Fund, shall return any such amounts that have not been used to pay such Organizational Expenses or Fund Expenses. Any such advanced amounts shall not bear interest.

Placement Agents

Morgan Stanley Distribution, Inc. and Morgan Stanley Smith Barney LLC, each an affiliate of AIP and the Investment Adviser, will act as placement agents or distributors (the “Placement Agents”) for the Fund. The Placement Agents may enter into sub-placement agreements with affiliates and unaffiliated third parties, and the Fund may engage one or more affiliated or unaffiliated additional placement agents or distributors.

[Timing of Distributions; Reinvestment; Recall

Net proceeds attributable to Portfolio Investments will generally be distributed to all Partners. However, the amount and timing of distributions will be at the sole discretion of the General Partner (in consultation with the Investment Adviser), which may also direct that such amounts instead be used: (A) during the Investment Period and for a period of [ ] years following the end of the Investment Period, to make new Portfolio Investments or to satisfy, or establish reserves for, any of the Fund’s current or anticipated obligations (including, without limitation, Management Fees, administration fees, Organizational Expenses and any other Fund Expenses or any other obligations arising from Portfolio Investments); provided, however, that the amount of capital commitments made by the Fund to Portfolio Investments, less any Recyclable Amounts (as defined below), will not exceed [ ]% of the Fund’s aggregate Capital Commitments; and provided further, that any capital commitment which the Fund makes to a Portfolio Investment and from which the Fund is released will be deemed not to have been committed to a Portfolio Investment; or (B) following the end of the Investment Period, to satisfy, or establish reserves for, any of the Fund’s current or anticipated obligations (including without limitation, Management Fees, Organizational Expenses and any other Fund Expenses, or any other obligations, including those arising from Portfolio Investments).

Unless otherwise determined by the General Partner in its sole discretion (in consultation with the Investment Adviser), amounts used by the Fund as described above (rather than being distributed) shall be deemed to have been distributed by the Fund to the Partners and then recontributed to the Fund by the Partners and shall decrease each Limited Partner’s remaining Capital Commitment (if applicable).

In addition to being able to retain and use proceeds as described above, the Fund may at any time deem to be recallable, and recall, all or any portion of distributions made to the Limited Partners (as determined by the General Partner in its sole discretion (in consultation with the Investment Adviser)). The General Partner will determine in its sole discretion (in consultation with the Investment Adviser) whether all or any portion of distributions made to Limited Partners is a recallable distribution, which distributions are recalled and whether any capital contribution will be deemed a recall of a distribution.]

Default in Payment

Investors understand that by agreeing to invest in the Fund, each Investor is making an irrevocable commitment to the Fund of the entire amount of its Capital Commitment, which will be drawn down over time. Even though not all of the money will be requested immediately, if and when there is a capital call Investors are committing to make funds available within the time designated. Should an Investor default on a Capital Commitment, the Fund may, in the Investment Adviser’s sole discretion, charge a defaulting Investor with the expenses and losses incurred by the Fund resulting from the sale of positions due to the default of such Investor. Such charge may be incurred by the Fund specially allocating such expenses and losses to the defaulting Investor’s capital account, as such is maintained on the books of the Fund. In addition, the Fund may, in the Investment Adviser’s sole discretion, take other actions with respect to defaulting Investors, including without limitation: (i) borrowing funds to cover defaulted capital calls, at a rate established with a third-party lender or, when using the Fund’s internal capital, at a rate of 8.0% per annum, and causing the defaulting Investor to bear the interest and other costs associated with such borrowing, and/or (ii) excluding defaulting Investors from participating in future capital calls.

Borrowing

The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Fund’s hedging activities. The Fund is permitted to incur leverage using any form or combination of financial leverage instruments, including through capital borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In addition, the Fund may engage in investment management techniques other than those noted above which may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Fund may also use other forms of leverage in addition to those described above.

The Fund will be limited in its ability to borrow (or guarantee other obligations) to amounts such that the 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives.

The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Alternative Investment Vehicles

The General Partner will have the right in connection with any Portfolio Investment to direct the capital contributions of some or all of the Partners to be made through one or more alternative investment vehicles if the use of such vehicle(s) would allow the Fund to overcome legal or regulatory constraints or invest in a more tax-efficient manner and/or facilitate participation in certain types of investments. Any alternative investment vehicle will generally contain terms and conditions substantially similar to those of the Fund and will be advised by the Investment Adviser or one of its affiliates.

Risk Factors and Potential Conflicts of Interest

Investors should be aware that they likely will be required to bear the financial risks of an investment in the Fund for the Fund’s entire finite term because of the illiquid nature of the investment. An investment in the Fund involves significant risks and potential conflicts of interest, certain of which are described in more detail in “Risk Factors” and “Potential Conflicts of Interest.” Each prospective investor should carefully consider and evaluate such risks and conflicts prior to purchasing an Interest.

Subsequent Closings

The General Partner may admit additional Limited Partners to the Fund and may accept increased Capital Commitments from the Limited Partners on the same terms (except as described below) as the initial Limited Partners’ Capital Commitments until the Final Closing. The Final Closing will occur no later than [ ] months after the Initial Closing, subject to [ ] six-month extensions, at the discretion of the Fund’s Board of Directors. A Limited Partner participating in a closing that occurs after the Initial Closing may be required to pay a make-up payment to the Fund (the “Make-Up Payment”). A Make-Up Payment will be calculated by applying the annualized rate of eight percent (8.0%) to the percentage of the Capital Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the Make-Up Payments will be paid to and retained as assets of the Fund.

The General Partner may waive all or a portion of the payment of a Make-Up Payment by any Limited Partner in connection with a subsequent closing: (i) if the General Partner determines in its sole discretion that such Limited Partner made adequate assurances to the Fund of its participation in a subsequent closing prior to such applicable subsequent closing date or (ii) if the General Partner determines, in its sole discretion, to waive payments by such Limited Partner admitted in a subsequent closing of its pro rata share of invested capital, Organizational Expenses, Fund Expenses, and Management Fees paid to date and, in either case, such waiver is, in the sole discretion of the General Partner, determined to be in the best interest of the Fund.

Transfers and Withdrawals

Limited Partners may sell, transfer or pledge their Interests only with the prior written consent of the General Partner, which may be withheld in the General Partner’s sole discretion. The General Partner will not consent to any proposed sale, transfer or pledge of an Interest that the General Partner believes (in consultation with the Investment Adviser) could cause the Fund to be treated as a “publicly traded partnership” for U.S. federal income tax purposes.

Confidentiality

The Limited Partners will be required to keep confidential all matters relating to the Fund and its affairs, except as otherwise required by applicable law. Notwithstanding the foregoing, any information provided or disclosed to a Limited Partner may be adjusted, in the General Partner’s sole discretion, so that any financial information, valuation or other confidential information relating to the Portfolio Investments is not disclosed to any Limited Partner that is directly or indirectly subject to either: (i) Section 522(a) of Title 5, United States Code (commonly known as the Freedom of Information Act); or (ii) similar public disclosure laws whether currently in force or enacted in the future. Notwithstanding the foregoing sentence, each Limited Partner (and each employee, representative or other agent of such Limited Partner) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the Limited Partner relating to such tax treatment and tax structure, except for any information identifying the Fund, the General Partner, the Investment Adviser, any Portfolio Investment or any parties to transactions entered into by the Fund or any Portfolio Investment or any non-public commercial or financial information.

Reports

The Fund intends to be classified as a partnership for tax purposes and will provide Schedule K-1 tax reporting information to its Investors. Each Investor will be responsible for the preparation and filing of its own income tax returns. It is possible that the Fund may be unable to provide final Schedules K-1 until after April 15. In such case, each Investor should anticipate and expect to file for an extension of its completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. Investors are urged to consult with their own tax, accounting and legal advisers regarding an investment in the Fund. The Fund shall prepare and transmit to the Investor an unaudited semi-annual and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Investors also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

Amendments and Approvals

The Partnership Agreement may be amended with the written consent of the General Partner and the consent of Limited Partners holding a majority-in-interest. Certain amendments may be made by the General Partner without the consent of any Limited Partner. No amendment that would increase a Limited Partner’s liability or obligations or reduce disproportionately its rights to distributions may be made without the consent of the affected Limited Partner.

U.S. Tax Issues

The General Partner believes that the Fund will be treated as a partnership, and not as a corporation or a “publicly traded partnership” or other entity otherwise taxable as a corporation, for U.S. federal income tax purposes. As a partnership, the Fund generally will not be subject to U.S. federal income tax. Each Partner in the Fund will be required to include in computing its U.S. federal income tax liability its share of the items of income, gain, loss and deduction of the Fund (including the amounts of such items allocated to the Fund by the Portfolio Investments that are treated as partnerships) for each taxable year of the Fund ending with or within the Partner’s taxable year. Each item will have the same character to a Partner and will generally have the same source (either United States or foreign), as though the Partner had realized the item directly. Partners will be required to report these items regardless of the extent to which, or whether, the Fund or Partners receive cash distributions for such taxable year. In addition, Partners may be subject to certain limitations on the deductibility of Fund losses and expenses and certain adverse tax consequences (including in respect of “timing” and “character” and an interest charge) in connection with an investment in a “controlled foreign corporation” or “passive foreign investment company”. Accordingly, each Investor should expect to be subject to taxation, including at ordinary income tax rates, by virtue of its investment in the Fund without receiving cash distributions sufficient to pay the related taxes.

In addition to U.S. federal income tax obligations, investors should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates.

After the end of the Fund’s tax year, Partners will be provided with tax information for use in the preparation of tax returns. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare the proper tax forms on a timely basis, the Fund will be unable to provide timely final tax information to the Partners. Each Partner will be responsible for the preparation and filing of its own income tax returns.

It is possible that the Fund may be unable to provide final Schedules K-1 until after April 15. In such case, each Partner should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. Investors are urged to consult their own tax advisors with specific reference to their own tax situations and the tax laws applicable to an investment in a Fund.

Moreover, the Fund will not control the investment or operational activities of the Portfolio Investments and generally will be limited in its ability to avoid adverse tax consequences arising from such sources.

There are no restrictions on the Fund’s ability to realize income that could be characterized as unrelated business taxable income (“UBTI”) or as effectively connected with a U.S. trade or business (“ECI”). The Fund may form one or more feeder funds that will be treated as corporations for U.S. federal income tax purposes. Investors concerned about UBTI or ECI should contact the Investment Adviser regarding such alternative structures.

The taxation of partners and partnerships is extremely complex. Each prospective Investor is urged to consult its own tax advisor as to the tax consequences of an investment in the Fund. Prospective Investors should note that the tax treatment of each Investor depends on such Investor’s individual circumstances and that the tax treatment of any Investor, as well as the tax treatment of Fund, may be subject to change in the future.

Investment Adviser Payments

The Investment Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) for the purpose of introducing a registered investment adviser (“RIA”) to the Fund and/or promoting the recommendation of Interests of the Fund by a RIA. Such payments are generally made quarterly by the Investment Adviser. The payments made by the Investment Adviser may be based on the net asset value (“NAV”) of the Fund as determined by the Investment Adviser. The amount of these payments is determined from time to time by the Investment Adviser and may be substantial. Such additional compensation to the Intermediary will not exceed [0.125]% of the average NAV of the outstanding Interests beneficially owned over the applicable quarter ([0.50]% on an annualized basis) by clients of the RIA by virtue of the efforts of such Intermediary.

With respect to each Intermediary that may receive such payments, the Investment Adviser may pay from its own funds, an amount not to exceed on an annual basis [ ]% of the NAV of the Fund attributable to each client of each such RIA who invests in the Fund. A portion of this payment may be paid to the responsible professional of the Intermediary for the introduction of such RIA to the Fund. This payment may be made as long as a client of such RIA is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Investment Adviser’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to encourage RIAs to enter into arrangements to recommend Interests of the Fund, and funds whose affiliates make similar compensation available, over arrangements to recommend shares of funds (or other fund investments) with respect to which the Intermediary receives either no additional compensation, or lower levels of additional compensation. The prospect of receiving, or the receipt of, such additional ongoing compensation may provide Intermediaries and/or their salespersons with an incentive to favor recommending that RIAs continue to recommend Fund Interests instead of recommending different investment options to their clients. These payment arrangements, however, will not change the price that an investor pays for Interests of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Interests of the Fund.

Investor Eligibility

Each investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act. Investors who are “accredited investors” as defined in Regulation D are referred to in this Private Placement Memorandum as “Eligible Investors.” Existing Limited Partners subscribing for additional Interests will be required to qualify as Eligible Investors at the time of the additional subscription. The qualifications required to invest in the Fund appear in a subscription agreement that must be completed by each prospective investor.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund’s portfolio is expected to be substantially illiquid. Investors have no right to require the Fund to redeem their Interests in the Fund. See “Risk Factors—Additional Risks—Closed-End Fund; Liquidity Risks.”

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

An Investor will not be able to redeem his, her or its Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund’s Interests are not transferable. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited and, potentially, no liquidity of the Interests and should be viewed as a long-term investment. See “Risk Factors—Additional Risks—Closed-End Fund; Liquidity Risks.”

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting interests of the Fund (“Interests”), are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders duly called, (a) of 66 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

1.	invest 25% or more of the value of its total assets in the securities, other than U.S. government securities, of issuers engaged in any single industry (for purposes of this restriction, the Fund’s investments in Portfolio Investments are not deemed to be investments in a single industry).

2.	borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets).

3.	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

4.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

5.	make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements.

6.	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

7.	purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies or Portfolio Investments that invest or deal in real estate.

With respect to the Fund’s first Fundamental Policy, the Fund may not concentrate its investments in a particular industry or group of industries. Additionally, to the extent that timely information is available and it is practicable to do so, the Fund will consider the investment concentration of Primary Funds in determining if it is concentrated in an industry or group of industries.

With respect to these investment restrictions and other policies described in this Private Placement Memorandum (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund will be required to remedy a breach of its policy on borrowings resulting from a change in the values of investments or the value of the Fund’s total assets within three days. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Portfolio Investments.

Tax Matters

Tax-exempt entities may purchase Interests in the Fund. There are no restrictions on the Fund’s ability to realize income that could be characterized as UBTI. The Fund may form one or more feeder funds that will be treated as corporations for U.S. federal income tax purposes. Investors concerned about UBTI should contact the Investment Adviser regarding such alternative structures.

The Fund provides to tax-exempt entities that are Limited Partners accounting information as is available to the Fund to assist the Limited Partners in reporting UBTI for income tax purposes. Investment in the Fund by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Private Placement Memorandum and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Fund. See “Tax and Legal Matters—Tax Aspects.”

Board of Directors

The Fund has a Board of Directors (each member a “Director” and, collectively, the “Board of Directors”) that has overall responsibility for monitoring and overseeing the Investment Adviser’s implementation of the Fund’s operations and investment program. The General Partner has irrevocably delegated to the Board of Directors its rights and powers to the extent necessary for the Board of Directors to carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations. A majority of the Directors are not “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. See “Fund Management.”

U.S. Legal Counsel

Dechert LLP

Auditors

[ ]

Administrator

[ ]

Custodian

[ ]

**

Financial Highlights

The Fund is newly organized and its Interests have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

Summary of Fees and Expenses

The fee table below is intended to assist Investors in understanding the various costs and expenses that the Fund expects to incur, and that Investors can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending [ ], and assumes that (1) the Fund raises [$ ] in total capital commitments (“Capital Commitments”) from Investors during the first year and (2) [ ] of total Capital Commitments are drawn down in the first year, substantially all of which are invested within a year after the initial closing. Investors will indirectly bear the fees and expenses of the Fund (including the management fee) and these fees and expenses are reflected in the fee table and examples below. The following table should not be considered a representation of the Fund’s future fees and expenses. The Fund’s actual fees and expenses may vary significantly from the estimated fees and expenses shown in the table.

Investor Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)	None
Make-Up Payment Rate (subsequent closings)[1]	[ ]

Annual Expenses (as a percentage of average net assets)
Management Fee[2]	[ ]
Interest Payments on Borrowed Funds[3]
Other Expenses[4]	[ ]
Acquired Fund Fees and Expenses[5]	[ ]
Total Annual Expense Ratio	[ ]

Example

An investor is likely to pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year): †

1 Year	3 Years	5 Years	10 Years
$ [ ]	$ [ ]	$ [ ]	$ [ ]

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.†

†	On an investment of $50,000 the Example would be as follows:

Example

An investor is likely to pay the following fees and expenses on a $50,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year):

1 Year	3 Years	5 Years	10 Years
$ [ ]	$ [ ]	$ [ ]	$ [ ]

The purpose of the table above is to assist Investors in understanding the various fees and expenses Investors will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Principal Terms of the Fund—Management Fee,” “Summary of Fees and Expenses—Fund Expenses” and “Certain Investment Considerations—Purchases of Interests.”

1	A “make-up” payment at a rate of 8.0% may be charged to Investors making a Capital Commitment to the Fund after the initial closing (the “Make-Up Payment”). The 8.0% annualized rate is calculated based on the percentage of Capital Commitments previously drawn down by the Fund and applied over the period of time since such draw downs. For example, if the Fund has drawn down 20% of Capital Commitments from Investors participating in the initial closing and holds a second closing six months after the date of such drawdowns, an Investor participating in the second closing who commits $100,000 would pay a Make-Up Payment at 4.0% (an annualized rate of 8.0%) multiplied by 20% of such commitment amount (or $20,000 x 4% = $800). The amount of the Make-Up Payments will be paid to and retained as assets of the Fund.
2	The Fund will pay the Investment Adviser a management fee (the “Management Fee”) based on an annual rate of [ ] of Capital Commitments following the initial closing through the end of the [ ] year from the commencement of the Fund’s operations, [ ] of Capital Commitments from the end of the [ ] year of the Fund’s operations through the end of the [ ] year of the Fund’s operations, and [ ] of Capital Commitments for the remaining life of the Fund, in each case based on the Investors’ total Capital Commitments. The Management Fee is paid by the Fund and is expressed in the above table as a percentage of total Capital Commitments.
3	“Interest Payments on Borrowed Funds” are based on estimated levels of borrowing at an interest rate of [ ]%. If the Fund were to incur higher levels of borrowing or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.
4	The Other Expenses for the Fund include all other expenses incurred by the Fund. The Other Expenses are based on estimated amounts for the current fiscal year and are expressed in the above table as a percentage of average net assets, which are estimated for the current fiscal year.
5	The Acquired Fund Fees and Expenses include the fees and expenses of the Primary Funds in which the Fund intends to invest. The GP of a Primary Fund (a “Primary Fund GP”) generally charges commitment-based management fees during the investment period of such Primary Fund. A Primary Fund GP typically also receives performance-based compensation if such Primary Fund achieves a certain return threshold, generally in the form of “carried interest” from the gains of such Primary Fund, which effectively will reduce the ultimate returns of such Primary Fund to the LPs. The Primary Funds to which the Fund intends to commit generally charge a management fee of [ ] and earn approximately [ ] of net gains as a carried interest allocation. The Acquired Fund Fees and Expenses disclosed above are illustrative based on the historic returns of Primary Funds similar to those in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. The [ ]% shown as Acquired Fund Fees and Expenses reflects operating expenses of the anticipated Primary Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of such funds). The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and are expressed in the table on the previous page as a percentage of average net assets, which are estimated for the current fiscal year.

Fund Management

General

The Fund’s Board of Directors provides broad oversight over the Investment Adviser’s implementation of the Fund’s operations and affairs. The Fund’s General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board of Directors its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The General Partner will remain as the general partner of the Fund and will continue to be liable as a general partner. The Directors, in their capacities as such, are not general partners of the Fund and, accordingly, each Director in his or her capacity as such has no liability as a general partner. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may subscribe for Interests as Limited Partners, subject to the eligibility requirements described in this Private Placement Memorandum. The General Partner is responsible, among other things, for: (1) approving the acceptance of initial and additional subscriptions from investors on behalf of the Fund; (2) making determinations as to the suspension of additional subscriptions; (3) making determinations regarding the transfer of Interests; (4) determining appropriate reserves to be created for the contingent liabilities of the Fund; and (5) managing or overseeing the general administrative and operational aspects of the Fund.

A majority of the Fund’s Board of Directors is comprised of persons who are independent directors.

A discussion of the factors considered by the Fund’s Board of Directors in approving the Fund’s investment advisory agreement will be available in the first report to Investors after the commencement of operations.

Morgan Stanley

Morgan Stanley is a premier global financial services firm with leading positions in corporate finance, investment management, brokerage, securities research and capital markets. Morgan Stanley maintains an active and leading presence in some of the most important financial markets in the world, and has served many of the world’s most influential corporations, governments and families since its founding in 1935.

Global Leadership

Morgan Stanley’s global resources, including its direct local presence in major markets, and leading expertise in private equity will be leveraged wherever possible to enhance the Fund’s sourcing capabilities and to support superior due diligence and the monitoring of investments. These worldwide resources include the following:

•	A global network of clients and contacts, together with more than 62,000 employees, working in over 1,200 offices in 43 countries, to help identify investments in local markets and perform due diligence.

•	A global research department of over 600 analysts, economists and strategists covering many of the most important equity, fixed income and commodity markets in the world that can provide due diligence support for the Fund.

•	An extensive infrastructure of investment, legal, compliance, operations, risk management and client services personnel that provides world-class support on behalf of Morgan Stanley products.

Morgan Stanley, in addition to the AIP Private Markets Team, invests directly in private equity through other teams, including the Morgan Stanley Real Estate Funds, Morgan Stanley Private Equity Asia Funds, Morgan Stanley Capital Partners Funds, Morgan Stanley Credit Partners and Morgan Stanley Infrastructure Partners. AIP does not intend to invest in any Morgan Stanley-managed direct private equity funds as part of the Fund.

Other Accounts Managed by the Principal Portfolio Managers

Because the Principal Portfolio Managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Principal Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where Principal Portfolio Managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The Principal Portfolio Managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named Principal Portfolio Manager as of [ ]:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
[]	[]	[]	[]	[]	[]	[]
[]	[]	[]	[]	[]	[]	[]
[]	[]	[]	[]	[]	[]	[]

Securities Ownership of Principal Portfolio Managers

As of [ ], the dollar range of securities beneficially owned by each Principal Portfolio Manager in the Fund is shown below:

[]	[]
[]	[]
[]	[]

Principal Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (“IMAP”), as an equity-based award or as a deferred incentive compensation award under another firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee (“CMDS”) of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash bonus.

•	Deferred Compensation:

•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Investment Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Investment Adviser or its affiliates.

•	Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event). Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to Morgan Stanley, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omission: causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager;

•	Revenue and profitability of Morgan Stanley;

•	Return on equity and risk factors of both the business units and Morgan Stanley;

•	Assets managed by the portfolio manager;

•	External market conditions;

•	New business development and business sustainability;

•	Contribution to client objectives;

•	Team, product and/or investment management performance;

•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods); and

•	Individual contribution and performance.

Morgan Stanley has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For Morgan Stanley’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The policy is reviewed at least annually, and updated as needed.

Board of Directors and Officers

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular individual was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Information about the Fund’s Governance Committee and Board of Directors nomination process is provided below under the caption “Independent Directors and the Committees.”

The Directors of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Director (as of [ ] unless otherwise indicated) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any registered funds that have an adviser that is an affiliate of the Investment Adviser (including, but not limited to, MSIM) (collectively, the “Morgan Stanley Funds”).

Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various nonprofit organizations.

Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP(since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2018).

Officers*
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Matthew Graver (51) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008

Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).
Noel Langlois (49) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010

Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Select Investment Strategies Limited.

Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice president of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund: Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.
**	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

It is a policy of the Fund’s Board that each Director shall invest at least $250,000 ($100,000 prior to January 1, 2015) in any combination of the Morgan Stanley Funds that the Director determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Directors have three years to comply with this policy.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser and MSIM) for the calendar year ended [ ], is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, [])	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, [])
Independent:
Frank L. Bowman	$0	over $100,000
Kathleen A. Dennis	$0	over $100,000
Nancy C. Everett	$0	over $100,000
Jakki L. Haussler	$0	over $100,000
Manuel H. Johnson	$0	over $100,000
Joseph J. Kearns[1]	$0	over $100,000
Michael F. Klein[1]	$0	over $100,000
Patricia Maleski	$0	over $100,000
Michael E. Nugent	$0	over $100,000
W. Allen Reed[1]	$0	over $100,000
1	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [ ], the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding Interests of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds’ independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”). Each Independent Director is also “independent” from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Manuel H. Johnson and Michael E. Nugent, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Michael E. Nugent.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Patricia Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Independent Director is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

1.	Equity – W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

2.	Fixed Income – Michael F. Klein (Chairperson) and Jakki L. Haussler.

3.	Liquidity and Alternatives – Kathleen A. Dennis (Chairperson), Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Nancy C. Everett, Michael E. Nugent and W. Allen Reed, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund’s fiscal year ended [ ], the Board of Directors held the following meetings:

Number of Meetings:
Board of Directors	[ ]
Committee/Sub-Committee
Audit Committee	[ ]
Governance Committee	[ ]
Compliance and Insurance Committee	[ ]
Investment Committee	[ ]
Equity Sub-Committee	[ ]
Fixed Income Sub-Committee	[ ]
Money Market and Alternatives Sub-Committee	[ ]
Closed-End Fund Committee	[ ]

Experience, Qualifications and Attributes

The Board has concluded, based on each Director’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee) and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, first at the Pierpont Group then from 2001 with J.P. Morgan Investment Management Inc. (JPMIM). From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund Complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

The Directors’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Morgan Stanley Funds

The Independent Directors and the Fund’s management believe that having the same Independent Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Additionally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Funds.

Investor Communications

Investors may send communications to the Fund’s Board of Directors. Investors should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other Investor communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2019, each Director (except for the Chair of the Boards) receives an annual retainer fee of $280,000 ($270,000 prior to January 1, 2019) for serving as a Director of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000. Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $560,000 ($540,000 prior to January 1, 2019) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Director.

Effective April 1, 2004, the funds in the Fund Complex began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Directors from the Fund for the fiscal year ended [ ] and the aggregate compensation payable to each of the Fund’s Directors by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended [ ].

Compensation[1]
Name of Independent Director	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Payable to Directors
Independent:
Frank L. Bowman	N/A	$[]
Kathleen A. Dennis	N/A	$[]
Nancy C. Everett	N/A	$[]
Jakki L. Haussler	N/A	$[]
Manuel H. Johnson	N/A	$[]
Joseph J. Kearns[2]	N/A	$[]
Michael F. Klein[2]	N/A	$[]
Patricia Maleski	N/A	$[]
Michael E. Nugent	N/A	$[]
W. Allen Reed[2]	N/A	$[]
1	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2018 before deferral by the Directors under the DC Plan. As of December 31, 2018, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed, pursuant to the deferred compensation plan was $599,876, $771,644 and $1,979,045, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an “Eligible Director”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2018, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Director	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement[1] From All Adopting Funds
Manuel H. Johnson	$[]	$[]
Michael E. Nugent[2]	$[]	$[]
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.
2	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

Certain Investment Considerations

Purchases of Interests

Purchase Procedures
Any person wishing to subscribe for Interests is required to execute and deliver a copy of the completed application form five business days before the applicable purchase date. The Fund will advise each Investor promptly of the Fund’s acceptance of an offer to subscribe for Interests. Payment in the amount of the subscription in United States dollars should be made in accordance with the terms of the application form.

The acceptance or rejection of any subscription is solely at the discretion of the Investment Adviser, and no reasons need be given for the rejection of any subscription. Interests will be issued to an Investor each time capital is contributed by such Investor to the Fund. Interests will be issued at the net asset value of the Fund as calculated in accordance with the Fund’s valuation procedures. No certificates representing Interests subscribed for will be forwarded to an Investor.

Eligible Investors
Each Investor in the Fund will be required to certify to the Fund that the Interests are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Investors who are “accredited investors” are referred to in this Private Placement Memorandum as Eligible Investors. Existing Investors who subscribe for additional Interests will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming an Investor are set out in the application form that must be completed by each prospective investor. [Any RIA who offers Interests may impose additional eligibility requirements on investors who purchase Interests through such RIA.]

No Right of Redemption or Repurchase
No Investor has the right to require the Fund to redeem his, her or its Interest. No public market for the Interests exists, and none is expected to develop in the future. In addition, the Fund does not now and does not intend in the future to offer to repurchase Interests. As a result, Investors may not be able to liquidate their investment. An investment in the Fund is not appropriate for all Investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for Investors who are prepared to hold Interests until the expiration of the Fund’s term.

Transfers of Interests
Transfers of Interests may be made only with the prior written consent of the General Partner, which may be withheld in the General Partner’s sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

Calculation of Net Asset Value

The value of the Fund’s net assets, in accordance with U.S. generally accepted accounting principles, will be determined as of the end of each quarter in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Directors. The NAV of the Fund will equal the value of the total assets, less all of the liabilities, including accrued fees and expenses.

The Board of Directors has approved procedures pursuant to which the Fund will value its investments. The Board of Directors has delegated to the Investment Adviser general responsibility for determining in accordance with such procedures, the value of such investments. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Investment Adviser will value its investments in Portfolio Investments at fair value, which ordinarily will be the value provided to the Fund by the Portfolio Investments’ investment managers from time to time, usually quarterly. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end for each Portfolio Investment in accordance with the Portfolio Investment’s valuation policies and reported at the time of the Fund’s valuation. In the event that a Portfolio Investment does not report a quarter-end value to the Fund on a timely basis, the Investment Adviser would determine the fair value of such Portfolio Investment based on the most recent final or estimated value reported by the Portfolio Investment, as well as any other relevant information available at the time the Fund values its portfolio.

Prior to investing in any Portfolio Investment, the Investment Adviser will generally conduct a due diligence review of the valuation methodology utilized by the Portfolio Investment, which as a general matter will utilize principles of fair value that the Investment Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board of Directors provide that the Investment Adviser will review the valuations provided by the investment managers for the Portfolio Investments, neither the Investment Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Investment’s investment managers (which are unaudited). Accordingly, the valuations provided by the Portfolio Investment’s investment manager generally will be relied upon by the Fund.

The Fund’s valuation procedures require the Investment Adviser to consider all relevant information available at the time the Fund values its portfolio. The Investment Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Investment’s investment manager does not represent the fair value of the Fund’s interest in the Portfolio Investment. In accordance with the valuation policy and procedures adopted by the Board of Directors, the Investment Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the value reported by the relevant Portfolio Investment’s investment manager, or whether to reflect an adjusted value. Any such decision would be made in good faith, and subject to review and supervision of the Board of Directors.

To the extent the Fund purchases or holds securities that are not investments in Portfolio Investments, those securities will be valued in accordance with the Fund’s valuation procedures. For example, the Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board of Directors. In addition, Foreign exchange (“FX”) transactions will be valued using spot rates from the vendor as of market close. FX trades cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange.

In general, fair value represents a good faith determination of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Adviser and/or the Board of Directors will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

With respect to Secondaries purchased at a discount to the fair value as of the relevant record date, when such Secondaries are valued by the Fund at fair value, this methodology can result in an immediate recognition of such discount (difference between purchase price and fair value) as an unrealized gain.

The Investment Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a quarterly basis on the day the NAV of the Fund is calculated and taken into account for the purpose of determining the NAV of the Fund.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board of Directors, the Investment Adviser, or Portfolio Investment investment managers should prove incorrect. Also, Portfolio Investment investment managers will generally only provide valuations of Portfolio Investments on a quarterly basis, in which event it will not be possible to determine the NAV of the Fund more frequently.

Agreements; Service Providers

Investment Advisory and Distribution Agreements
The Investment Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036 and the principal offices of the Investment Adviser are located at 100 Front Street, Suite 700, West Conshohocken, PA 19428.

Pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”), the Investment Adviser receives compensation for providing investment advisory services in the amounts described herein.

Approval of the Investment Advisory Agreement
The Investment Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Directors) at a meeting held in person on [ ], 2019 and was also subsequently approved by the then sole Limited Partner of the Fund. The Investment Advisory Agreement of the Fund has an initial term of two years from the date of its execution. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Investment Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion of the factors considered by the Fund’s Board of Directors in approving the Investment Advisory Agreement will be available in the first report to Limited Partners after the commencement of operations.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Investment Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

Placement Agents
Morgan Stanley Distribution, Inc. and Morgan Stanley Smith Barney LLC serve as Placement Agents for the Fund pursuant to placement agent agreements. The principal office of the Morgan Stanley Distribution, Inc. is located at 522 Fifth Avenue, New York, NY 10036, and the principal office of Morgan Stanley Smith Barney LLC is located at [ ]. Under each placement agent agreement, the Placement Agent agrees to use its best efforts as a Placement Agent of the Fund’s Interests. Each placement agent agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Directors who are not parties to such placement agent agreement nor interested persons of any such party.

Administrator

The Fund has retained [ ] (the “Administrator”), whose principal business address is [ ], to provide certain administration, accounting and investor services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Servicing Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the NAV of the Fund in accordance with the Fund’s then-current Partnership Agreement; (2) preparing for review the semi-annual and annual financial statements of the Fund, as well as monthly or quarterly reports regarding the Fund’s performance and NAV; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third-parties, including its affiliates or those of the Investment Adviser, to perform some or all of these services.

In consideration for these services, the Fund pays [ ] an annual fee calculated based upon the aggregate total monthly assets of the Fund, subject to a minimum monthly fee, and reimburses certain of [ ]’s expenses. The administrative fee may be renegotiated from time to time between the parties. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Servicing Agreement may be terminated at any time by either of the parties upon not less than 90 days’ written notice.

[The Servicing Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Investors for any and all liabilities or expenses except those arising out of the [fraud, gross negligence or willful default or misconduct]

of the Administrator or its agents. In addition, under the Servicing Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Servicing Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.]

Custodian and Transfer Agent

[ ] (“the Custodian”) and serves as custodian of the Fund. The Custodian may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or subcustodians in a securities depository, clearing agency or omnibus customer account. [ ]’s principal business address [ ].

[ ] (“[ ]”) serves as the transfer agent (the “Transfer Agent”) with respect to maintaining the registry of the Fund’s Investors and processing matters relating to subscriptions for Interests. [ ]’s principal business address is [ ].

Valuation Agent

The Fund may use a third party valuation agent to aid in determining the fair value of investments on a monthly basis. There is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio asset is sold at a discount to its established value. If assets are mispriced, Investors could lose money upon redemption or could pay too much for Interests purchased. See “Certain Investment Considerations—Calculation of Net Asset Value” and “Risk Factors—Valuation Risk.”

Leverage

The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Fund’s hedging activities. The Fund is permitted to incur leverage using any form or combination of financial leverage instruments, including through capital borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In addition, the Fund may engage in investment management techniques other than those noted above which may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Fund may also use other forms of leverage in addition to those described above.

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The use of leverage is subject to risks and would cause the Fund’s NAV to be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, might cause the Fund’s NAV to decline more if the Fund were using leverage than if the Fund were not using leverage.

The Partnership Agreement authorizes the Fund, without prior approval of Limited Partners, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., a credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an asset coverage of at least 300% (33⅓% of total assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities earmarked or in a segregated account in accordance with the positions of the SEC and its staff. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund not enter into any such transactions if the Fund’s asset coverage for such borrowings fell below the levels permitted by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Limited Partners, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Limited Partners in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Additional Information

Summary of Partnership Agreement
The following is a summary description of additional items and of select provisions of the Partnership Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Partnership Agreement contained as an exhibit.

Liability of Investors. Investors of the Fund will be limited partners of a limited partnership as provided under Delaware law. Under Delaware law and the Partnership Agreement, an Investor will be liable for the debts and obligations of the Fund only to the extent of its Capital Commitments and any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and an Investor, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Investor.

Duty of Care. The Partnership Agreement provides that neither the Directors nor the Investment Adviser (including certain of their affiliates, among others) shall be liable to the Fund or any of its Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their duties. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor’s capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Dissolution and Liquidation. The Fund will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Partnership Agreement;

•	upon the affirmative vote by the Directors, subject, to the extent required by the 1940 Act, to the consent of the Investors;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Fund; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Directors or a liquidator acting as such under appointment by the Directors is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Partnership Agreement.

Upon the dissolution of the Fund, its assets are to be distributed to its Limited Partners in accordance with the positive balance in their respective capital accounts, after providing for all obligations of the Fund.

Voting. Each Investor has the right to vote based on the pro rata value of its Interest at a meeting of Investors called by the Directors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Directors, approval of the Fund’s agreement with any investment adviser to the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Investors. The Fund intends to be classified as a partnership for tax purposes and will provide Schedule K-1 tax reporting information to its investors. It is possible that the Fund may be unable to provide final Schedules K-1 until after April 15. In such case, each investor should anticipate and expect to file for extension for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. Investors are urged to consult with your own tax, accounting and legal advisers regarding an investment in the Fund.

It is the responsibility of each Investor to investigate the legal and tax consequences, under the laws of pertinent jurisdictions, of his investment in the Fund. We strongly recommend that each prospective Investor consult, and depend upon, its own tax counsel or other advisor with regard to those matters. Further, it is the responsibility of each Investor to file all state, local and non-U.S., as well as U.S. federal tax returns that may be required of it.

Indemnification and Exculpation. To the extent permitted by applicable law, none of: (i) the General Partner, the Investment Adviser and their respective affiliates; (ii) the current and former directors, officers, partners, shareholders, managers, members, employees and agents of the General Partner, the Investment Adviser and their respective affiliates; (iii) the current and former members of the Investment Committee; and (iv) any other person designated by the General Partner or Investment Adviser, who serves at the request of the General Partner or the Investment Adviser on behalf of the Fund as an officer, director, employee, partner, member or agent of any other person that is an affiliate of the General Partner, the Investment Adviser or the Fund (each, a “Covered Person”) will be liable to the Fund or the Limited Partners for any act or omission of such Covered Person relating to the Fund, except for any such act or omission constituting with respect to any Covered Person, gross negligence (as defined by the laws of the State of Delaware), actual fraud, willful malfeasance or reckless disregard of duties by such Covered Person. The Fund will indemnify each Covered Person against any and all claims, demands, damages, liabilities, costs and expenses, including legal fees, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise, of whatever nature, known or unknown, liquidated or unliquidated, to which they may be or become subject by reason of their activities on behalf of the Fund except to the extent that such claims, damages, liabilities (including taxes), costs or expenses are determined to have resulted from such Covered Person’s own gross negligence (as defined by the laws of the State of Delaware), actual fraud, willful malfeasance or reckless disregard of duties. Nothing contained in the Partnership Agreement shall constitute a waiver or limitation of any Limited Partner’s rights under the U.S. federal or state securities laws.

The General Partner may require the Partners to contribute to the Fund an amount to satisfy the indemnification obligations of the Fund and the Fund’s obligation to return capital or distributions to a Portfolio Investment in respect of such Portfolio Investment’s indemnification or other similar obligations, whether such obligations arise before or after the last day of the term of the Fund or, with respect to any Partner, before or after such Partner’s withdrawal from the Fund; provided that (i) each Partner will remain liable for its indemnification obligations for a period of thirty (30) months after the dissolution of the Fund (or such longer period as may be necessary to resolve any claims for indemnification made before or within such thirty (30) month period) and (ii) the aggregate amount that may be required to be contributed shall not exceed thirty percent (30%) of the aggregate Capital Commitments of all Partners. Each Limited Partner’s liability with respect to the funding of indemnification obligations will be limited to the amount equal to such Limited Partner’s remaining Capital Commitment, including the amount of all distributions received by such Limited Partner from the Fund and deemed to be recallable (including any portion of such Limited Partner’s capital contribution returned to it).

Risk Factors

Risk is inherent in all investing. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. The risks below include risks associated with investments in the Fund specifically, as well as risks generally associated with investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Fund’s Interests.

The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments through a Subsidiary or derivatives positions. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Investment-Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or lack of liquidity, such as the general market conditions that prevailed during the 2008 financial crisis, could impair the Fund’s profitability or result in its suffering losses.

Buy-Out Transactions. The Fund may invest directly, or indirectly through Portfolio Investments, in leveraged buyouts which by their nature require companies to undertake a high ratio of leverage to available income. Leveraged investments are inherently more sensitive to declines in revenues and to increases in expenses.

Control Positions. The Fund may, indirectly through Portfolio Investments, take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of related liability. If such liabilities were to arise, such Portfolio Investment would likely suffer a loss, which may be complete, on its investment.

Limited Portfolio Investment Opportunities. The market for Portfolio Investment opportunities may be very limited and the Portfolio Investment opportunities to which the Fund wishes to allocate capital may not be available at any given time. Due diligence will be conducted on Portfolio Investment opportunities; however, the Investment Adviser may not have the ability to conduct the same level of due diligence applied to Primary Fund investments. In addition, the Investment Adviser may have little opportunities to negotiate the terms of such Portfolio Investments. The Fund’s ability to dispose of Portfolio Investments is typically severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Investment Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Investment as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Fund acquires a Portfolio Investment as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Investment and, subsequently, that Portfolio Investment recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Investment. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Investment, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Risks Related to Cash Infusions to Existing Portfolio Investments. The Fund may make cash infusions to Portfolio Investments for any purpose, including to protect the applicable Portfolio Investments. The Fund may not receive any equity interest, debt interest or any other form of compensation in, or from, such Portfolio Investment. Such cash infusions may be subject to a higher risk of loss than any equity or debt investments which the Fund may make.

Leverage Risk. The Fund may obtain financing to make investments. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage.

Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness, including convertible debt, in which certain of the Portfolio Investments may invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. In a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, such as a trustee in bankruptcy, if a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.

The Fund does not expect that Portfolio Investments will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which such Portfolio Investment may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and such Portfolio Investment to insolvency laws) and, if it did, as to whether such causes of action could be asserted in a U.S. court (or in the courts of any other country) against such Portfolio Investment.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors.

Participation on Creditors’ Committees. A Portfolio Investment may participate on court-mandated or ad hoc committees formed by creditors to negotiate the terms of the restructuring of financially troubled entities that may or may not be in formal insolvency proceedings or a Portfolio Investment may seek to negotiate directly with the debtors with respect to restructuring issues. If a Portfolio Investment does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to such Portfolio Investment in such proceedings. By participating on such committees, such Portfolio Investment may be deemed to have duties to other creditors represented by the committees, which might thereby expose such Portfolio Investment to liability to such other creditors who disagree with such Portfolio Investment’s actions.

A Portfolio Investment may also be provided with material non-public information that may restrict such Portfolio Investment’s ability to trade in the entity’s securities and obligations. Even though a Portfolio Investment may intend to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, such Portfolio Investment may trade in the entity’s securities and obligations while engaged in the entity’s restructuring activities. Such trading creates a risk of litigation and liability that may cause a Portfolio Investment to incur significant legal fees and potential losses.

Third-Party Litigation. A Portfolio Investment’s investment activities subject it to the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where such Portfolio Investment exercises control or significant influence over an entity’s direction. Existing investors in a Portfolio Investment may bring lawsuits against the Fund, along with the manager of such Portfolio Investment, particularly in situations where existing investors in such Portfolio Investment s are adversely affected by the Fund’s participation in such Portfolio Investment. The expense of defending against claims by third parties and paying any amount pursuant to settlements or judgments would generally be borne by such Portfolio Investment (and would reduce net assets) and indirectly, by the Fund.

Venture Capital Investments. The Fund may directly, or indirectly through Portfolio Investments, make venture capital investments. Such investments involve a high degree of business and financial risk that can result in substantial losses. The most significant risks are the risks associated with investments in: (i) companies in an early stage of development or with little or no operating history; (ii) companies operating at a loss or with substantial fluctuations in operating results from period to period; and (iii) companies with the need for substantial additional capital to support or to achieve a competitive position.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the Portfolio Investments in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. The Portfolio Investments in which the Fund invests are investments for which market quotations are not readily available. Accordingly, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures developed and implemented by the Investment Adviser and approved by the Board of Directors. Fair value pricing will require subjective determinations about the value of an investment or other asset. The Fund may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. In light of the illiquid nature of the Portfolio Investments in which the Fund may invest, there is no assurance that the Fund could sell a Portfolio Investment for the value established for it at any time, and it is possible that the Fund would incur a loss because a Portfolio Investment is sold at a discount to its established value.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, the Investment Adviser typically endeavors to limit the Fund’s investments in any one instrument to no more than 15% of the Fund’s gross assets (measured at the time of purchase).

Risks Associated with Non-U.S. Investments

Political Risks. Investments made by the Fund directly, or indirectly through Portfolio Investments, may be subject to changing political environments, regulatory restrictions and changes in government institutions and policies, any of which could adversely affect such private investments.

With respect to certain countries where the Fund may invest, directly or indirectly through Portfolio Investments, there is the possibility of political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund and the Portfolio Investment’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

Actions in the future of one or more of the governments in the countries in which the Fund and the Portfolio Investments invest could have a significant effect on the various economies of such countries, which could affect market conditions, prices and yields of securities in the Fund and the Portfolio Investments’ portfolios. Political and economic instability in any of the countries in which the Portfolio Investments invest could adversely affect such Portfolio Investments or the Fund’s investments.

Economic reforms enacted in countries to encourage foreign investment may be curtailed or stalled by political opposition. Political opposition could lead to restrictions on foreign co-investment, including limitations on investment returns, and such restrictions could have an adverse effect on investments made by the Portfolio Investments or the Fund.

European Investments. Adverse political, social or economic developments in Europe, or in a particular European country, could have a significant effect on the various economies of such countries, which could affect market conditions, prices and yields of securities in the Fund and the Portfolio Investments’ portfolios. The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels and credit rating downgrades of sovereign debt of several European countries and these events may continue to significantly affect all of Europe. Furthermore, events and evolving conditions in certain European countries have greatly increased market volatility due to concerns about rising unemployment, tight fiscal and monetary controls imposed on member countries of the European Economic and Monetary Union, and uncertainty about the future use of the Euro as a common currency. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Economic Risks. Changes in policy with regard to taxation, fiscal and monetary policies, repatriation of profits and other economic regulations are possible, any of which could have an adverse effect on the Fund or a Portfolio Investment’s investments.

The economies of the countries in which the Fund or the Portfolio Investments may invest may differ favorably or unfavorably from the U.S. economy with regard to the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments.

Legal Risks. Laws and regulations in certain jurisdictions, particularly those relating to foreign investment and taxation, may be subject to change or evolving interpretation. Further, situations may arise where legal action is pursued in multiple jurisdictions.

Foreign Currency and Exchange Risks. To the extent that the Fund directly or indirectly holds assets in local currencies in countries outside the United States, the Fund will be exposed to a degree of currency risk that may adversely affect performance. Changes in foreign currency exchange rates may affect the value of securities in the portfolios of Portfolio Investments.

In addition, the Fund may incur costs in connection with conversions between various currencies or in foreign currency exchange transactions in anticipation of funding Capital Commitments or receiving proceeds upon dispositions. The Portfolio Investments may also enter into financial arrangements intended to hedge their currency exchange risks. Such hedging arrangements are themselves subject to risks. For example, changes in interest rates, securities prices or currency exchange rates may result in lower overall returns than if the Portfolio Investment had not entered into any hedging arrangement. Further, there can be no assurance that the instruments necessary to hedge will be available, or that such instruments will be attractively priced at the time the Portfolio Investment may desire to use them.

Repatriation of investment income, capital and the proceeds from sales of securities by foreign investors such as the Fund may require governmental registration and approval in some countries. The Fund could be adversely affected by delays in or a refusal to grant required governmental registration or approval for any such proposed repatriation.

Accounting Standards. Investments may be made in countries where generally accepted accounting standards and practices differ significantly from those practiced in the United States. The evaluation of potential investments and the ability to perform due diligence may be affected. The financial information appearing on the financial statements of a company operating in one or more countries outside the United States may not reflect its financial position or results of operations in the way that they would be reflected if the financial statements had been prepared in accordance with U.S. generally accepted accounting principles. The foregoing may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, for issuers that keep accounting records in a local currency, inflation accounting rules in some countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power, while others do not require or permit such restatement. As a result, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of issuers and securities markets. Financial information that is incomplete or of low quality may adversely affect the Fund’s investment decisions.

Local Intermediary Risks. Certain Portfolio Investments’ transactions may be undertaken through local brokers, banks or other organizations outside the United States, and such Portfolio Investments will be subject to the risk of default, insolvency or fraud of such organizations. There can be no assurance that any money advanced to such organizations will be repaid or that Portfolio Investments would have any recourse in the event of default. The collection, transfer and deposit of bearer securities and cash expose Portfolio Investments to a variety of risks, including theft, loss and destruction. Portfolio Investments will also be dependent upon the general soundness of the banking systems of the countries in which they invest.

Exit Strategies. A number of factors may complicate exit strategies pursued by the Fund and Portfolio Investments with respect to investments outside of the United States. Aggregate trading volumes on non-U.S. securities markets are substantially lower than trading volumes in the United States. Securities of most non-U.S. companies in which Portfolio Investments invest may be less liquid and more volatile than securities of comparable U.S. companies.

Risks Related to the Structure and Terms of the Fund

Developments in Financial Services Industry and Impact on the Investment Adviser. In the event of any market turmoil and weakening of the financial services industry, the Investment Adviser’s financial condition may be adversely affected and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have an adverse effect on the Investment Adviser’s business and operations. To the extent that any such events occur, the Investment Adviser, its affiliates and employees may be unable to fulfill their funding obligations to the Fund, one or more of the Fund’s key investment professionals may cease to be associated with the Fund and the Fund may suffer other adverse consequences, each of which could adversely affect the business of the Fund, restrict the Fund’s investment activities and impede the Fund’s ability to effectively achieve its investment objectives. In addition, the cost and availability of funding available to the Fund may be adversely affected by illiquidity and wide credit spreads in the credit markets. Continued turbulence in the U.S. and international markets and economy may adversely affect the Fund.

Reliance on the General Partner and the Investment Adviser. The success of the Fund will be highly dependent on the financial and managerial expertise of the General Partner and the Investment Adviser and their expertise in the relevant markets. The quality of results of the General Partner and the Investment Adviser will depend on the quality of their personnel. While the Investment Adviser believes that the present personnel of the Investment Adviser and the Team are outstanding, there are risks that death, illness, disability, change in career or new employment of such personnel could adversely affect results of the Fund. In addition, (i) the General Partner may be removed by the written consent or vote of a majority-in-interest of Limited Partners and (ii) the General Partner may terminate the Investment Adviser and appoint a new investment adviser to the Fund that is unaffiliated with the Investment Adviser as approved by the Fund’s Board of Directors. The Limited Partners will not make decisions with respect to the acquisition, management, disposition or other realization of any investment, or other decisions regarding the Fund’s businesses and portfolios.

While the General Partner is responsible for the overall management and control of the Fund, it is not an investment adviser and does not provide investment advisory services to the Fund. While the General Partner and its Directors are not investment advisers and do not participate directly in the selection of investments for the Fund, the General Partner may nonetheless make managerial decisions which may indirectly effect the Investment Adviser’s ability to select investments for the Fund and may adversely affect the performance of the Fund.

Reliance on Third Party Fund and Portfolio Investment Management. The Fund will be investing in Portfolio Investments managed by such Portfolio Investments’ managers who are unrelated to the General Partner, the Investment Adviser and their affiliates and, indirectly, in investments selected by such unrelated managers. Although the Investment Adviser will attempt to evaluate each Portfolio Investment based on criteria such as the performance history of such Portfolio Investment and their respective managers as well as such Portfolio Investment’s investment strategies, the past performance of Portfolio Investments and their managers may not be a reliable indicator of future results. Some underlying managers may not be registered as investment advisers with the SEC, making it more difficult for the Investment Adviser to scrutinize such underlying managers’ credentials. Neither the Investment Adviser nor the Team will have an active role in the day-to-day management of Portfolio Investments in which the Fund invests. Moreover, the Fund may not have the opportunity to evaluate the specific investments made by any Portfolio Investment before they are made, and may not be able to dispose of its investment in Portfolio Investment, including in situations where the Investment Adviser is dissatisfied with such Portfolio Investment’s performance. Managers of Portfolio Investments may make investment decisions that are inconsistent with their prior investment history or the applicable Portfolio Investment’s offering and governing documents, and the ability of the Investment Adviser to timely detect or react to such deviation may be limited. Accordingly, the returns of the Fund will depend on the performance of such unrelated underlying managers and could be substantially adversely affected by the unfavorable performance of such underlying managers. The performance of Portfolio Investment may also rely on the services of a limited number of key individuals, the loss of whom could significantly adversely affect the Portfolio Investment’s performance. Similarly, although the Fund may seek management rights in Portfolio Investments in which the Fund invests, the Fund will not control these Portfolio Investments and generally will not have the opportunity to evaluate the specific investments made by any Portfolio Investment.

Adverse Consequences of Default. Investments in Portfolio Investments are likely to require the Fund to meet capital calls of such Portfolio Investments over an extended period of time. Failure by a Limited Partner to meet a Fund capital call could result in the failure of the Fund to meet a capital call from a Portfolio Investment which could have adverse consequences on the Fund and thus Limited Partners. If a Limited Partner fails to meet a Fund capital call and the payments made by non-defaulting Limited Partners of the Fund and borrowings by the Fund are inadequate to cover the defaulted amounts, the Fund may be unable to pay its obligations. As a result, the Fund’s ability to complete its investment program or otherwise to continue operations may be substantially impaired and thus materially adversely affect the returns to Limited Partners (including non-defaulting Limited Partners). A Limited Partner in default with respect to its obligation to fund required capital contributions to the Fund may expect to experience material adverse effects on its investment. See “Principal Terms of the Fund—Default in Payment.”

Failure by Other Investors to Meet Capital Calls of Portfolio Investments. The Fund may be one of many investors in Portfolio Investments, many of which will have capital contribution obligations over an extended period of time. Failure by one or more other investors to meet a capital call of a Portfolio Investment could have adverse consequences for the Fund. The Portfolio Investment may be permitted to require the Fund and other investors in the Portfolio Investment to contribute additional capital to satisfy the shortfall. If the Portfolio Investment is unable to raise sufficient capital to consummate the proposed investment, the manager of such Portfolio Investment may not be able to diversify its portfolio, which could adversely affect results of such Portfolio Investment and could also result in the Portfolio Investment’s investments being concentrated in relatively few industries and regions. Furthermore, the Portfolio Investment may not have sufficient capital to contribute capital to existing investments held by such Portfolio Investment necessary to ensure their ongoing financial stability. If multiple investors fail to meet capital calls from a particular Portfolio Investment, the Portfolio Investment could default in its obligations, which could result in the termination of the Portfolio Investment, causing a lower return or a loss on the Fund’s investments.

Commitments to Portfolio Investments in Excess of Capital Commitments to the Fund. The Fund may make commitments to Portfolio Investments in excess of the total capital committed to the Fund. See “Principal Terms of the Fund—Timing of Distributions; Reinvestment; Recall.” As a result, in certain circumstances, the Fund may need to retain distributions from, or proceeds from the disposition of an interest in, a Portfolio Investment, or recall distributions previously made to the Limited Partners, borrow funds or, if necessary, liquidate some or all of its investments, including prematurely at potentially significant discounts to market value, if the Fund does not generate sufficient cash flow from its investments in order to satisfy the Fund’s obligations in respect of these commitments.

Multiple Levels of Expense. Each of the Fund and the Portfolio Investments incur their own management and/or administrative costs and expenses. The Portfolio Investments also incur carried interest payments on realized and possibly unrealized appreciation and other income. These expenses will result in greater expense to the Limited Partners than if the Limited Partners were able to invest directly in Portfolio Investments.

No Operating History. The Fund is a non-diversified, closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Although key personnel of the Investment Adviser have extensive experience investing in the private equity markets, the Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. The results of earlier investment funds formed by AIP and/or other business units within Morgan Stanley are not necessarily indicative of the results that the Fund may achieve. The Fund will have a different investment strategy and make different investments than such earlier funds and, accordingly, the Fund’s results are independent of the previous results obtained by AIP and those earlier funds. Moreover, the Fund and its method of operation will differ in several respects from prior investment vehicles managed by AIP, e.g., there will be different investment and return objectives.

Risk of Loss. There can be no assurance that the operations of the Fund will be profitable, that the Fund will be able to avoid losses or that cash from operations will be available for distribution to the Limited Partners. The possibility of partial or total loss of capital of the Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment. The Fund will have no source of funds from which to pay distributions to the Limited Partners other than income and gains received on Portfolio Investments and the return of capital. Any losses in the Fund are borne solely by investors in the Fund and not by the Investment Adviser or its affiliates (other than in their capacities as investors in the Fund).

Illiquidity of Interests; Limitations on Transfer; No Market for Interests. A Limited Partner will not be permitted to transfer its Interest without the consent of the General Partner. Furthermore, the transferability of Interests will be subject to certain restrictions contained in the Partnership Agreement and will be affected by restrictions imposed under applicable securities laws. The General Partner will not consent to any transfer or other disposition that the General Partner believes could cause the Fund to be treated as a “publicly traded partnership” under Section 7704 of the Code, as amended. There is currently no market for the Interests, and it is not contemplated that one will develop. The Interests should only be acquired by investors able to commit their funds for the Fund’s entire finite term. In addition, there are very few situations in which a Limited Partner may withdraw from the Fund.

Illiquidity of Investments. The holding period for Portfolio Investments may be longer than the Fund initially expects upon consummating such Portfolio Investment. Given the lack of visibility into the ultimate exit events and the need of certain Portfolio Investments to achieve particular performance milestones prior to exit, there is a risk that the Fund’s anticipated exit from a Portfolio Investment may be delayed. There may be significant restrictions on the transfer of interests in Portfolio Investments and, as a result, there is no assurance that the Fund will be able to transfer these interests. Portfolio Investments may also be prohibited by law or contract from selling their investments for a period of time or otherwise be restricted from disposing of such investments. The types of investments made by such Portfolio Investments may require a substantial length of time to liquidate. Consequently, there is a significant risk that the Fund and Portfolio Investments will be unable to realize their investment objectives by sale or other disposition of such investments at attractive prices, or will otherwise be unable to complete any exit strategy with respect to such investments. These risks can be further increased by changes in the financial condition or business prospects of the companies in which Portfolio Investments invest, changes in national or international economic conditions, the condition of financial markets, changes in prevailing interest rates, daily price fluctuation limits on commodities, adverse results of insolvency proceedings or other litigation related to securities and obligations in which Portfolio Investments invest, developments or trends in any particular industry and changes in laws, regulations, fiscal policies or political conditions of countries in which Portfolio Investments’ investments are made. To the extent the Fund invests directly in Portfolio Companies, the same risks applicable to Portfolio Investments will also apply to the Fund.

In particular, during periods of limited liquidity and higher price volatility, a Portfolio Investment’s ability to acquire or dispose of its investments at a price and time that such Portfolio Investment deems advantageous may be impaired. In periods of rising market prices, a Portfolio Investment may be unable to participate in price increases fully to the extent that it is unable to acquire desired positions quickly; a Portfolio Investment’s inability to dispose fully and promptly of positions in declining markets will conversely cause the value of its portfolio to decline as the value of unsold positions is marked to lower prices.

In addition, a Portfolio Investment may distribute its investments in-kind to its limited partners, including the Fund. Upon the dissolution and winding up of the Fund, the Fund may in turn make in-kind distributions of these investments, which are likely to be composed of illiquid securities, to Limited Partners. There can be no assurance that such Limited Partners would be able to dispose of these investments or that the value of these investments will ultimately be realized.

Recall of Certain Distributions. Distributions to Limited Partners may be recalled by the Fund under certain circumstances. The General Partner may also direct that amounts distributable to Limited Partners instead be used to satisfy, or establish reserves for, any of the Fund’s current or anticipated obligations (including, without limitation, Management Fees, Organizational Expenses, Fund Expenses or any other obligations, including those arising from Portfolio Investments) or to make new investments. See “Principal Terms of the Fund—Timing of Distributions; Reinvestment; Recall.”

Capital Calls and Use of Subscription Lines and Asset-Backed Facilities. As described in “Principal Terms of the Fund—Borrowing,” the Fund may enter into credit facilities or other borrowing arrangements. The Fund may make Portfolio Investments with proceeds from such facilities prior to the receipt of capital contributions. For administrative convenience, drawdowns may be “batched” together into larger, less frequent capital calls (although actual timing and amounts may vary), with the Fund’s interim capital needs being satisfied by the Fund borrowing money from such borrowing facilities. The interest expense and other costs of any such borrowings will be Fund Expenses and, accordingly, may decrease net returns of the Fund. In light of the foregoing, the Investment Adviser may have an incentive to fund the acquisition and ongoing capital needs of Portfolio Investments and the Fund with the proceeds of such borrowings in lieu of drawing down Capital Commitments.

Valuations. Because there is no public market for private equity investments, they are difficult to value. Recent disruption and volatility in U.S. and global markets have created additional challenges in accurately valuing such investments. In addition, accounting guidance has changed the way that valuations must be made. As a portfolio of interests in private equity funds, the Fund relies on the valuations made by managers of Portfolio Investments. Changes in a Portfolio Investment investment manager’s valuation methodology in response to new accounting guidance may make it difficult for the Fund to analyze such manager’s performance over time. In addition, because the accounting guidance is recent, there may be inconsistency across managers in the way such guidance is implemented. Apart from such market events and accounting guidance, the valuation process inherently involves a degree of subjectivity, particularly in illiquid markets, where the exercise of judgment is critical to determining fair value. For these and other reasons, the Fund may make investment decisions based on imprecise, incomplete or inaccurate valuation information, which may adversely affect the Fund and its investors.

Furthermore, the overall performance of the Fund will be affected by the acquisition price it pays for its direct or indirect interests in certain Portfolio Investments, which will be subject to negotiation with the sellers of the interests. While the performance of Portfolio Investments’ managers will affect the purchase price paid for the interests, the historical performance of such managers is not a guarantee or prediction of their future performance.

Valuation Analysis Undertaken by Adviser. The Investment Adviser may perform valuations for the Fund. In identifying certain potential Portfolio Investments for the Fund, the Investment Adviser may seek to purchase interests at a discount to what it believes to be the fair market value of the interests. In order to determine the fair market value of an interest, the Investment Adviser expects to analyze comparable transactions and publicly traded comparisons and utilize other analytical methods. However, given the nature of certain Portfolio Investments, there is no guarantee that any such analysis undertaken by the Investment Adviser will reflect a value that is a discount to the fair market value that would be determined by a third party. It is possible that a third party would conclude that the fair market value of the interest is the amount actually paid by the Fund, rather than the Investment Adviser’s belief as to the fair market value of the interest. In addition, since the Fund generally intends to retain the interests, fair market value is not intended to reflect the value at which the Fund could sell the interest. Investors should be aware that there may exist a conflict of interest to the extent that a Morgan Stanley entity is performing valuations for the Fund.

Availability of Investment Opportunities by the Fund. The business of identifying and structuring investments in Portfolio Investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. Furthermore, the availability of investment opportunities generally is subject to market conditions and competition from other investors as well as the prevailing regulatory or political climate. The Fund may incur significant expenses investigating potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses, and the fees of other third-party advisors. Even if attractive investment opportunities are identified by the Team, there is no certainty that the Fund will be permitted to invest in such opportunity (or invest in such opportunity to the fullest extent desired). Moreover, upon a successful bid, legal or contractual transfer restrictions, including rights-of-first-refusal, change-of-control, and other similar provisions applicable to such investment may prevent the Fund from acquiring all or a portion of such investment. Completing the acquisition of an interest in a private equity fund generally requires the consent of the general partner of that fund and there is no assurance that the Fund will be able to obtain such consent. Accordingly, there can be no assurance that the Fund and its Portfolio Investments will be able to identify and complete attractive investments in the future or that they will be able to invest fully their subscriptions or commitments, as the case may be. In addition, the Investment Adviser may not be able to obtain as favorable terms as it would otherwise in a less competitive investment environment. Finally, the current private equity environment has become even more competitive as hedge funds have been competing for investment opportunities that have traditionally been targeted by private equity funds.

Moreover, identification of attractive investment opportunities by the Portfolio Investments in which the Fund will be invested is difficult and involves a high degree of uncertainty. Finally, there are other funds sponsored, managed or advised by the Investment Adviser and its affiliates that are or may be seeking investment opportunities similar to those the Fund or Portfolio Investment is or may be seeking, and the Investment Adviser and such other funds have no obligation to offer any opportunities it or they may identify to the Fund or such Portfolio Investment. There can be no assurance as to the number of investment opportunities that will be presented to the Fund, or that the opportunities presented will be equally tax efficient for each of the Fund.

Investment Allocation. The Investment Adviser advises clients and sponsors, administers, manages and/or advises traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, the Investment Adviser has adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the Team are being made fairly and equitably among Related Investment Accounts over time.

Subject to applicable law, the Investment Adviser will allocate opportunities among the Fund and the Related Investment Accounts in its sole discretion. The Investment Adviser will determine such allocations among its Related Investment Accounts in its sole discretion in accordance with their respective guidelines and based on such factors and considerations as it deems appropriate. Subject to the foregoing and the paragraph below, available capacity with respect to each Portfolio Investment opportunity generally will be allocated among the various Related Investment Accounts for which the investment has been approved pro rata.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Investment Adviser and the Fund have applied for an exemptive order from the SEC that would expand the Fund’s ability to co-invest alongside its affiliates in privately negotiated Portfolio Investments. However, even if granted, the SEC exemptive order will contain certain conditions that may limit or restrict the Fund’s ability to participate in a Portfolio Investment, including, without limitation, in the event that the available capacity with respect to a Portfolio Investment is less than the aggregate recommended allocations to the Fund and the Related Investment Accounts. In such cases, the Fund may not participate in such investment.

Potential Significant Impact of the Performance of a Limited Number of Investments. The Fund expects to participate in multiple Portfolio Investments. However, it is possible that the Fund will make investments in a limited number of Portfolio Investments and such Portfolio Investments will, in turn, make investments in a limited number of companies. Some funds may have strategies which may limit diversification. Furthermore, the managers of Portfolio Investments may have similar investment objectives and such managers may compete for and make overlapping investments in, and certain of the Portfolio Investments may participate in, the same investments, including, without limitation, through leveraged buyouts structured as “club” deals, resulting in the Limited Partners having increased exposure with respect to these investments.

A consequence of a limited number of investments or of similar investments is that the aggregate returns realized by the Limited Partners may be substantially adversely affected by the unfavorable performance of a small number of these investments and a single investment could have a disproportionate effect on the performance of the Fund. In addition, the aggregate return on a Limited Partner’s investment in the Fund would likely be substantially adversely affected by the unfavorable performance of investments generally. Moreover, identification of attractive investment opportunities by Portfolio Investments in which the Fund invests is difficult and involves a high degree of uncertainty.

Although the Investment Adviser does not expect the Fund to do so, up to 10% of the Fund’s total Capital Commitments can be committed for investment in a single Primary Fund or Secondary Investment and up to 5% of the Fund’s total Capital Commitments can be invested in any Co-Investment. As a consequence, the aggregate return on a Limited Partner’s investment could be the result of a relatively concentrated, limited number of Portfolio Investments.

Portfolio Investments May Be Concentrated. While the Fund will seek to achieve its investment objective by constructing a portfolio comprised primarily of Primary Funds, and, to a lesser extent, of Co-Investments and Secondaries, the Investment Adviser will seek to obtain Portfolio Investments in an opportunistic manner. As a result, from time to time, the Portfolio Investments held by the Fund may be concentrated across managers, strategies, sectors, regions or vintage years. During periods that Portfolio Investments held by the Fund are concentrated across geographic regions, the investment performance of the Fund may be subject to greater volatility than would be the case if the Fund was subject to geographic diversification requirements. In addition, a greater geographic concentration of Portfolio Investments may increase the adverse effect on the Fund of any problems experienced in such geographic regions. For example, if Portfolio Investments are concentrated in North America, adverse economic conditions in North America may have a material adverse effect on the Fund’s returns. Similar considerations may apply with respect to concentration among managers, strategies, sectors or vintage years.

Expedited Transactions. Investment analyses and decisions by the Team may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Investment Adviser at the time of an investment decision may be limited and the Investment Adviser may not have access to detailed information regarding the investment opportunity, in each case, to an extent that may not otherwise be the case had the Investment Adviser been afforded more time to evaluate the investment opportunity. Therefore, no assurance can be given that the Investment Adviser will have knowledge of all circumstances that may adversely affect an investment.

Inside Information. From time to time, the General Partner, the Investment Adviser or their affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest, and the possession of such information may limit the ability of the Fund, as well as affiliates of the General Partner or the Investment Adviser, to buy or sell securities of such entity. In the course of its investment process, the Fund may be required to enter into confidentiality agreements with current or potential Portfolio Investments that would prohibit the Fund and/or the Limited Partners from publicly disclosing sensitive information relating to such Portfolio Investments. These arrangements could result in liability for the Fund, in particular if a Limited Partner that is required or compelled to publicly release information regarding its investments, such as pursuant to the U.S. Freedom of Information Act, as amended, or other similar state or local disclosure laws or regulations applicable to such Limited Partner, publicly discloses this information in response to an information request or otherwise. The Fund may choose, but is not required, to decline these investment opportunities in order to avoid the risk of exposing the Fund to such liability.

Investment Performance of the Fund and Other Investment Vehicles May Vary. One or more pooled investment vehicles in addition to the Fund may be formed to accommodate the special tax or regulatory requirements of certain investors, including certain non-U.S. and U.S. tax-exempt investors wishing to invest in the Fund. An investment by such an investment vehicle may not be in proportion to the investment vehicle’s committed capital as it relates to the Fund and any other investment vehicle investing in the investment. Subject to applicable law, the Investment Adviser will determine in its sole discretion the allocation of investments that the Investment Adviser deems appropriate for the Fund and any other investment vehicle that may co-invest with the Fund in any such investments. Such investment vehicles may or may not invest in the same transactions as the Fund. As a result, investment returns may vary materially between the Fund and any other investment vehicle.

The Fund May Not Be Permitted to Rely on the Creditworthiness of Morgan Stanley in Establishing Business Relationships. The Fund will be required to establish business relationships with its counterparties based on its own credit standing. Morgan Stanley, including the Investment Adviser, may, but will not have any obligation to, allow its credit to be used in connection with the Fund’s establishment of business relationships. Similarly, it is expected that the Fund’s counterparties will not rely on the credit of Morgan Stanley or the Investment Adviser in evaluating the Fund’s creditworthiness.

Regulation as a Bank Holding Company. Morgan Stanley has elected to be regulated as a Bank Holding Company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and the Federal Reserve has granted Morgan Stanley’s application for “financial holding company” (“FHC”) status under the BHCA. FHC status is available to BHCs which meet certain criteria. FHCs may engage in a broader range of activities than BHCs which are not FHCs.

The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. Certain BHCA regulations may also require aggregation of the positions owned, held, or controlled in client and proprietary accounts by Morgan Stanley and its affiliates (including without limitation the Investment Adviser) with positions held by the Fund (and, in certain instances, one or more Portfolio Investments). Moreover, Morgan Stanley may cease in the future to qualify as an FHC. In either case, the Fund may become subject to additional restrictions and the General Partner may elect to dissolve the Fund.

The Investment Adviser is, for purposes of the BHCA, a subsidiary of a company that is subject to supervision and regulation by the Federal Reserve. In discharging its responsibilities as the Investment Adviser, the Investment Adviser will observe limitations arising from the BHCA applicable to the Investment Adviser or the Fund. There can be no assurance that the bank regulatory requirements applicable to the Investment Adviser and Morgan Stanley will not likewise apply to the Fund and therefore have a material adverse effect on the Fund and its operation, or that such requirements will not change or that any such change will not have a material adverse effect on the Fund. Morgan Stanley, the General Partner and the Fund may be able to rely on other statutory and regulatory provisions in order to maintain compliance with the BHCA to the extent applicable to the Fund. Morgan Stanley reserves the right to rely on any such applicable exemptions. The BHCA and Federal Reserve regulations and interpretations thereunder may be amended over the term of the Fund, which could also result in further restrictions on the activities or investments of the Fund.

In the event of any change to the BHCA, or applicable regulations and interpretations under the BHCA, Morgan Stanley may in the future, in its sole discretion and without notice to the Limited Partners, take additional steps it deems necessary, advisable or appropriate in its sole discretion for the Investment Adviser to comply with laws or regulations (including the BHCA) or to reduce or eliminate the impact or applicability of these bank regulatory restrictions to which the Investment Adviser or other funds and accounts managed by the Investment Adviser or any of its affiliates (i) are subject or (ii) will be subject upon engaging in a new business transaction. Morgan Stanley may seek to accomplish this result by transferring ownership of or restructuring the Investment Adviser, reducing the amount of Morgan Stanley’s investment in the Fund (if any), effecting any combination of the foregoing, or implementing such other means as it determines in its sole discretion. Any such transferee may be unaffiliated with Morgan Stanley. In connection with any such change, the Investment Adviser may in its sole discretion assign its right to receive the Management Fee.

Legal, Tax and Regulatory Risks. The Investment Adviser is part of a larger firm with multiple business lines active in multiple jurisdictions that are governed by a multitude of legal systems and regulatory regimes, some of which are new and evolving. As a result, the Fund, the Investment Adviser and their respective affiliates are subject to a significant number of legal, tax and regulatory risks, including changing laws and regulations, developing interpretations of such laws and regulations, as well as existing laws, and increased scrutiny by regulators and law enforcement authorities. Some of this evolution may be directed at the alternative fund industry in general, or certain segments of the industry, and may result in scrutiny or claims against the Fund or the Investment Adviser directly for actions taken or not taken by the Fund or the Investment Adviser. There remains significant uncertainty regarding the full impact that such legislation and the regulations being proposed and promulgated thereunder will ultimately have on the Fund, the General Partner and the Investment Adviser and the markets in which they trade and invest is not fully known.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund or a Portfolio Investment to accrue potential tax liabilities even in situations where the Fund and/or the Partners do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Partners, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that Partners may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each Partner is urged to consult its own tax advisors.

Significant tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. For individual taxpayers, the legislation eliminates the deductibility of miscellaneous itemized deductions (including an investor’s share of the management fees and certain other Fund expenses) for taxable years 2018 through 2025. The impact of this new legislation on Partners, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

In addition to the legal, tax and regulatory changes that are expected to occur during the term of the Fund, there may be unanticipated changes. The legal, tax and regulatory environment for alternative investment funds, investment advisers, and the instruments that they utilize is continuously evolving. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the financial markets and the success of certain investment strategies. Further, the ability of the Fund to pursue its investment strategies may be adversely affected due to additional regulatory requirements or changes to regulatory requirements applicable to the Fund, such as requirements that may be imposed due to other activities of the General Partner, the Investment Adviser or their affiliates or as a result of the investment in the Fund by certain investors or types of investors.

Any changes to current regulations or any new regulations applicable to the Fund, the General Partner and/or the Investment Adviser could have a material adverse effect on the Fund (including by imposing material costs on the Fund, reducing profit margins, reducing investment opportunities, requiring a significant restructuring of the manner in which the Fund is organized, marketed or operated or by otherwise restricting the Fund, the General Partner and/or the Investment Adviser). In addition, the Fund, the Investment Adviser and/or their respective affiliates face the continuing risk of pending and potential litigation and regulatory enforcement action. These risks are often difficult or impossible to predict, avoid or mitigate. Any such litigation or regulatory enforcement action could materially adversely affect the Fund.

Prospective investors should note that Portfolio Investments, and their respective managers, if applicable, generally will be subject to risks substantially similar to those described above.

Termination of Interest in a Portfolio Investment. A Portfolio Investment may, among other things, terminate the Fund’s interest in such Portfolio Investment if the Fund fails to satisfy any capital call by such Portfolio Investment or if the general partner of such Portfolio Investment determines that the continued participation of the Fund in such Portfolio Investment would have a material adverse effect on such Portfolio Investment or its assets. The Fund may fail to meet a capital call if a Limited Partner fails to honor a capital call and such shortfall cannot be made up by the other Limited Partners of the Fund, a new investor, a borrowing, the General Partner, the Investment Adviser or otherwise.

Exculpation and Indemnification. The General Partner, the Investment Adviser and the other Covered Persons (as defined herein) are exculpated from most liabilities and broadly indemnified by the Fund. Each Limited Partner will remain liable for its indemnification obligations for a period of three years after the termination of the Fund (or such longer period as may be necessary to resolve any claims for indemnification made before or within such three-year period). See “Certain Investment Considerations—Additional Information—Indemnification and Exculpation.” Therefore, there is a risk that Limited Partners would need to fund such indemnification obligations even after the termination of the Fund.

Liability of Limited Partners of the Fund. The Fund has been organized as a Delaware limited partnership. A Limited Partner will not be personally liable for the debts of the Fund, except as provided in the Partnership Agreement of the Fund, and except that, in the event that the Fund is otherwise unable to meet its obligations, each Limited Partner of the Fund may, under the Delaware Revised Uniform Limited Partnership Act (“RULPA”), be obligated to repay amounts previously received by such Limited Partner to the extent that such amounts are deemed to have been wrongfully distributed to such Limited Partner.

RULPA provides that if a limited partner of a Delaware limited partnership knowingly receives a distribution from a partnership in violation of such statute, such limited partner is liable to the partnership for the amount of the distribution. The liability of a limited partner continues for three years after the date of the distribution. A distribution would violate RULPA to the extent that, at the time of the distribution by the Fund, after giving effect to the distribution, the liabilities of the Fund, other than liabilities to the Limited Partners on account of their Interests and liabilities for which the recourse of creditors is limited to specified property of the Fund, exceed the fair value of the Fund’s assets (except that the fair value of property that is subject to a liability for which the recourse of creditors is limited is included in the assets of the Fund only to the extent that the fair value of the property exceeds such liability). Therefore, there is a risk that Limited Partners of the Fund will have to return a distribution, if such distribution violates RULPA and a Limited Partner knew at the time of such distribution that the distribution violated RULPA.

Distributions. There can be no assurance that the operations of the Fund will be profitable, that the Fund will be able to avoid losses or that cash from operations will be available for distribution to the Limited Partners. The Fund will have no source of funds from which to pay distributions to the Limited Partners other than income and gains received on Portfolio Investments and the return of capital.

Risks upon Disposition of Investments. In connection with the disposition of an investment by a Portfolio Investment or the Fund, such Portfolio Investment or the Fund may be required to make representations about the business and financial affairs of such investment typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities laws. Such Portfolio Investment or the Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents are incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by Limited Partners (and such funding obligation may not be limited to their available Capital Commitments).

Additional Risks

Investing in the Fund involves risks other than those associated with investments in private equity funds, including those described below:

Hedging Instruments May Adversely Affect Overall Performance. The Fund and the Portfolio Investments may choose, but are not required, to engage in transactions designed to reduce the risk or to protect the value of their investments, including securities and currency hedging transactions. There is no restriction on the Fund’s ability to engage in short-sale and derivative transactions, including, without limitation, forward contracts and option and swap transactions involving securities held by Portfolio Investments or other securities, whether or not in connection with a hedging strategy; provided, however, that the Fund will not enter into derivative transactions for speculative purposes. These hedging strategies could involve a variety of derivative transactions, including transactions in forward, swap and option contracts or other financial instruments with similar characteristics, including, without limitation, forward foreign currency exchange contracts, currency and interest rate swaps, options and short sales (collectively “Hedging Instruments”). Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of those positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions’ value. While these transactions may reduce the risks associated with an investment by the Fund or the Portfolio Investments, the transactions themselves entail risks that are different from those of the investments of the Fund or the Portfolio Investments. The risks posed by these transactions include, but are not limited to, interest rate risk, market risk, the risk that these complex instruments and techniques will not be successfully evaluated, monitored or priced, the risk that counterparties will default on their obligations, liquidity risk and leverage risk (see “Certain Investment Considerations—Leverage” above). Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Thus, while the Fund or the Portfolio Investments may benefit from the use of Hedging Instruments, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund or the Portfolio Investments than if they had not used such Hedging Instruments. Moreover, it may not be possible to hedge against a currency exchange rate, interest rate or public security price fluctuation that is so generally anticipated that the Fund or the Portfolio Investments are not able to enter into a hedging transaction at a price sufficient to protect them from the decline in the value of the portfolio position anticipated as a result of the fluctuation. The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Fund or the Portfolio Investments may not seek to establish a perfect correlation between Hedging Instruments and the investment being hedged. This imperfect correlation may prevent the Fund or the Portfolio Investments from achieving the intended hedge or expose it to risk of loss. The making of short sales exposes the Fund or the Portfolio Investments to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise. In addition, because the Fund holds securities indirectly through Portfolio Investments, there can be no assurance that securities necessary to cover a short position will be available for purchase. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities becomes restricted. In addition, these types of hedge transactions also limit the opportunity for gain if the value of the portfolio position should increase.

The successful use of these hedging strategies depends upon the availability of a liquid market and appropriate Hedging Instruments, and there can be no assurance that the Fund or the Portfolio Investments will be able to close out a position when deemed advisable by the Investment Adviser. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Hedging transactions also involve additional costs and expenses, which may adversely affect the overall performance of the Fund or the Portfolio Investments. There can be no assurance that the Fund or the Portfolio Investments will engage in hedging transactions at any given time or from time to time, or that these transactions, if available, will be effective.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Limitations on Transfer; Interests Not Listed; No Market for Interests. No Investor is permitted to transfer his, her or its Interests without the consent of the General Partner. The transferability of Interests is subject to certain restrictions contained in the Partnership Agreement and is affected by restrictions imposed under applicable securities laws. Interests are not traded on any securities exchange or other market. No market currently exists for Interests, and the Fund contemplates that one will not develop. The Interests are, therefore, not readily marketable. Consequently, Interests should only be acquired by investors able to commit their funds for the Fund’s entire finite term.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Special Risks Related to Cyber Security. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its Investors, potentially resulting in, among other things, financial losses; the inability of Fund Investors to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Regulatory Change. Legal and regulatory changes (including changes to applicable tax laws) could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the United States. Provisions in the law include: registration requirements with the SEC and/or the Commodity Futures Trading Commission (the “CFTC”), recordkeeping, capital, and margin requirements for swap dealers as determined by applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses are subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Certain regulators also have set margin requirements for OTC derivative transactions that do not trade through clearinghouses. OTC swap dealers and the Fund may be required to post margin for the first time for certain types of derivatives transactions. This will increase the dealers’ costs, as well as the costs of the Fund, and may also be passed through to other market participants in the form of higher fees or spreads and less favorable dealer valuations.

The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a fund or its counterparties may impact the Fund’s ability to invest in a manner that most efficiently meets its investment objective, and new requirements, including capital, mandatory clearing and margining, may increase the cost of the Fund’s investments and doing business.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund to the extent it utilizes short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax and Legal Matters—Tax Aspects.”

Tax-Related Risks

Certain Tax Risks. Certain Tax Risks. An investment in the Fund involves numerous tax risks, including, among others, the risks that (i) a Partner will be directly subject to U.S. state, local, and/or non-U.S. taxes and tax return filing requirements in the jurisdictions in which the Fund directly or indirectly invests or operates, (ii) the Fund and/or any investment vehicles through which it invests will be subject to U.S. state and local and non-U.S. taxes, including withholding taxes, in the jurisdictions in which the Fund directly or indirectly invests or operates, (iii) a Partner will be required to file for extensions for the completion of such Partner’s U.S. federal, state, local, non-U.S. and/or other income tax returns, (iv) a Partner will recognize phantom income (i.e., income without a corresponding receipt of cash), potentially in material amounts, subject to U.S. federal income tax at ordinary income tax rates, (v) a Partner will be subject to complex rules with respect to the deductibility of certain expenses and losses and/or the use of other tax attributes arising from certain portfolio investments, (vi) a tax-exempt Partner will be subject to U.S. federal income taxes and tax filing obligations on any UBTI earned (which may be material in amount), directly or indirectly, by the Fund, and also subject to U.S. state and local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated, (vii) the Fund or a Partner will be subject to additional taxes, potentially on a retroactive basis, as a result of an audit or other tax contest or a change in tax law, or to uncertainty in the application of applicable laws and (viii) any direct or indirect investor who becomes a non-U.S. Partner will be subject to material adverse tax consequences as a result of an investment in the Fund.

The amount of taxes borne indirectly by the Fund could be substantial. The General Partner will have no control over the investments and activities of the Portfolio Investments in which the Fund commits and therefore cannot control the amount of income subject to taxation that the Fund will derive. The imposition of taxes on the Fund may have a substantial adverse effect on the investment return to Limited Partners in the Fund.

See “Tax and Legal Matters—Tax Aspects” for a more complete discussion of certain tax risks and other considerations that may be applicable to the Fund and the Limited Partners.

Impact of Recently Enacted Federal Tax Legislation. Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on the Fund and the Fund’s Investors is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund. See “Tax and Legal Matters—Tax Aspects.”

Limits of Risk Disclosures

While this Private Placement Memorandum discloses all material risks involved with an investment in the Fund of which the Fund currently is aware, the above discussions of the various risks associated with the Fund and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Private Placement Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Private Placement Memorandum. The Fund will update this Private Placement Memorandum to account for any material changes in the risks involved with an investment in the Fund.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, an affiliate of the Investment Adviser, engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund or the Limited Partners. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Investment Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or the Investors.

Transactions by Morgan Stanley. Morgan Stanley may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or a Portfolio Investment in which the Fund has invested or proposes to invest.

From time to time, Morgan Stanley may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Investment Adviser will not make any investment for the Fund in any Portfolio Investment that is managed by an affiliate of the Investment Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager’s affiliation with Morgan Stanley. Further, in the event that Morgan Stanley acquires a business or investment manager that is a manager of any Portfolio Investment, the Investment Adviser may need to liquidate any investment by the Fund in a Portfolio Investment managed by such affiliated investment manager.

In addition, Morgan Stanley may have other relationships with Portfolio Investments or Portfolio Investment managers which may not result in Morgan Stanley directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Investments or Portfolio Investment managers. These relationships may include distribution or intermediary relationships with Portfolio Investments, strategic or principal investments in Portfolio Investments or Portfolio Investment managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Fund may invest in one or more such Portfolio Investments or with one or more such Portfolio Investment managers. In such circumstances, the management fee and the incentive fee or allocation charged by any such Portfolio Investment or Portfolio Investment manager may still apply.

Compensation for Services. Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Portfolio Investments, the sponsors of Portfolio Investments, companies in which Portfolio Investments invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund or Investors and may be received before the Fund realizes a return on its investment. Morgan Stanley may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than with the Fund or its Investors or to earn compensation. Morgan Stanley may also act as prime broker for Portfolio Investments.

Morgan Stanley’s Asset Management Activities. Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and its regulations. Morgan Stanley’s activities also include managing assets of employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, and other regulatory schemes. Morgan Stanley’s investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunities or pursue investment strategies counter to each other.

Compensation Attributable to Fund Investments. As set forth under “Adviser Payments,” the Investment Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to Intermediaries in connection with the sale, distribution, recommendation, or retention of Interests. The potential for Intermediaries to receive compensation in connection with a RIA client’s investment in the Fund in the form of payments from the Investment Adviser, respectively, presents the Intermediaries with a potential conflict of interest in recommending that such RIA recommend Interests to its clients.

In addition, the prospect of receiving, or the receipt of, additional compensation by the Intermediaries in the form of payments from the Investment Adviser may provide such Intermediaries and/or their salespersons with an incentive to recommend that a RIA recommend Interests of the Fund, and interests in funds whose affiliates make similar compensation available, instead of recommending interests in funds (or other fund investments) with respect to which the Intermediary does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations relating to Interests.

Morgan Stanley’s Prime Brokerage and Administrative Activities. Certain Morgan Stanley affiliates may provide brokerage, administrative and other services from time to time to one or more accounts or entities managed by the managers of Portfolio Investments or their affiliates. A Morgan Stanley affiliate, as prime broker to a Portfolio Investment, may be a secured lender to the Portfolio Investment and, as such, may protect its own interest by foreclosing on fund assets, notwithstanding that such foreclosure may be adverse to the interest of investors in the Portfolio Investment. In addition, Morgan Stanley, as prime broker or administrator, may be privy to non-public information about the performance of the Portfolio Investment, which it generally would not disclose to the Investment Adviser, the Fund or Investors without express permission to do so. Accordingly, Investors may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information.

Morgan Stanley affiliates may provide prime brokerage and other brokerage services to the Portfolio Investments in compliance with applicable law. The Portfolio Investments may, to the extent permissible, and in compliance with applicable law, sell securities to or purchase securities from Morgan Stanley affiliates as counterparty. Morgan Stanley affiliates may create, write, or issue derivative instruments with respect to which the counterparty is a Portfolio Investment or the performance of which is based on the performance of a Portfolio Investment. Morgan Stanley affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the Management Fees from the Fund to the Investment Adviser will not be reduced thereby. The Portfolio Investments will pay market rate commissions or fees in respect of such transactions.

The Morgan Stanley affiliates may have an interest in an account managed by, or enter into relationships with, a manager of a Portfolio Investment or its affiliates on terms different from those of an interest in the Fund. In addition, the managers of Portfolio Investments may receive research products and services in connection with the brokerage services that Morgan Stanley affiliates may provide from time to time to one or more Portfolio Investments or other accounts of such managers.

Morgan Stanley and its affiliates, including their officers, directors, principals, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Portfolio Investments or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Investment Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Morgan Stanley in the course of those relationships. In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the managers or their affiliates, including the Portfolio Investments, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.

As part of its investment management process with respect to the Fund, the Investment Adviser performs operational due diligence on, and periodically monitors, the operational control environment of the Portfolio Investment managers. The Investment Adviser has arrangements in place to provide similar operational due diligence and monitoring services to certain of its affiliates and other third parties. In some cases, the Investment Adviser charges a fee for this service.

Voting Rights in Portfolio Investments. From time to time, a Portfolio Investment may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Investment. In such a case, the Investment Adviser has the right to vote in its sole discretion the Fund’s interest in the Portfolio Investment. The Investment Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Investment Adviser and its affiliates, on the one hand, and the investment managers and affiliates of the Portfolio Investments, on the other hand, other than as a result of the Fund’s investment in a Portfolio Investment. As a result of these existing business relationships, the Investment Adviser may face a conflict of interest acting on behalf of the Fund and its Limited Partners. See “Annex A – Proxy Voting Policy and Procedures.”

The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Portfolio Investment and may as a result hold substantial amounts of non-voting securities in a particular Portfolio Investment. The Fund’s lack of ability to vote may result in a decision for a Portfolio Investment that is adverse to the interests of the Limited Partners. In certain circumstances, the Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws.

Client Relationships. Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Portfolio Investments, corporations and institutions. In providing services to its clients and the Fund, Morgan Stanley may face conflicts of interest with respect to activities recommended to, or performed for, such clients, on the one hand, and the Fund, the Limited Partners and/or the Portfolio Investments, on the other hand. Morgan Stanley may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a Morgan Stanley client, and in connection with the consideration offered by, and obligations of, such Morgan Stanley client in such transactions. In such cases, Morgan Stanley will owe fiduciary duties to the Morgan Stanley client that may make Morgan Stanley’s interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Diverse Membership; Relationships with Limited Partners. The Limited Partners are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Limited Partners may relate to or arise from, among other things, the nature of investments made by the Fund and/or Portfolio Investmens, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Limited Partners. Conflicts of interest may arise in connection with decisions made by the Investment Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Limited Partner than for another Limited Partner, especially with respect to Limited Partners individual tax situations. In selecting Portfolio Investments for the Fund, the Investment Adviser considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Limited Partner individually.

Brokerage Activities. Morgan Stanley will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, Morgan Stanley may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. Morgan Stanley may also act as agent for the Fund, Portfolio Investments and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from Morgan Stanley’s other clients.

Regulation as a Bank Holding Company. In September 2008, Morgan Stanley elected to be regulated as a BHC under the BHCA, and the Federal Reserve granted Morgan Stanley’s application for FHC status under the BHCA. FHC status is available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs.

The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. Certain BHCA regulations may require aggregation of the positions owned, held, or controlled by Morgan Stanley and its affiliates (including without limitation the Investment Adviser) in client and proprietary accounts with positions held by the Fund (and, in certain instances, one or more Portfolio Investments). Moreover, Morgan Stanley may cease in the future to qualify as an FHC, which in either case may subject the Fund to additional restrictions or may cause the Investment Adviser to recommend that the Board of

Directors vote to dissolve the Fund. Additionally, there can be no assurance that the bank regulatory requirements applicable to Morgan Stanley and the Fund will not change, or that any such change will not have a material adverse effect on the Fund.

Related Funds. Conflicts of interest may arise for the Investment Adviser in connection with certain transactions involving investments by the Fund in Portfolio Investments, and investments by other funds advised by the Investment Adviser, or sponsored or managed by Morgan Stanley, in the same Portfolio Investments. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Investment Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Investment Adviser or an affiliate may determine that an investment in a Portfolio Investment is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Investment Adviser, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Investment Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Portfolio Investment.

[Investments with Affiliates. The 1940 Act imposes significant limits on investments with affiliates of the Fund. The Investment Adviser and the Fund have applied for an exemptive order from the SEC expanding the Fund’s ability to invest alongside its affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund is permitted to invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Investment Adviser. These transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and participating affiliates.

Neither the Investment Adviser nor its affiliates will consider the conflicts between their activities and the interests of any Portfolio Investment or underlying holding (in many cases the Investment Adviser and those affiliates or the employees responsible for managing the Fund will not even be aware of these conflicts) and will engage in their business activities in the ordinary course.]

Management of the Fund. Personnel of the Investment Adviser or its affiliates will devote such time as the Investment Adviser, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Investment Adviser and its affiliates will also work on other projects for Morgan Stanley and its other affiliates (including other clients served by the Investment Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

Tax and Legal Matters

Tax Aspects

The following is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an Investor’s acquiring, holding and disposing of its Interests. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all as currently in effect, and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. This summary applies only to beneficial owners of Interests that acquire Interests directly from the Fund pursuant to this Private Placement Memorandum and that hold such Interests as capital assets. This summary does not address the U.S. federal income tax consequences that may be relevant to a particular Investor or to Investors who may be subject to special treatment under U.S. federal income tax laws, except where otherwise noted. This discussion generally does not describe the tax consequences that may be relevant to certain types of Investors subject to special treatment under U.S. federal income tax laws, including: tax-exempt organizations; entities that are treated as pass-through entities for U.S. federal income tax purposes (including S corporations); insurance companies; dealers in securities; a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings; pension plans, banks, trusts and other financial institutions; real estate investment trusts; regulated investment companies; U.S. persons with a functional currency other than the U.S. dollar; persons who have ceased to be U.S. citizens or to be taxed as residents of the United States; “controlled foreign corporations;” “passive foreign investment companies;” and persons that will hold the Fund’s Interests as a position in a “straddle,” “hedge,” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of an Investor. No ruling has been or will be obtained from the IRS regarding any matter relating to the Fund or the Interests. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Investors should consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Interests of the Fund, as well as the effects of state, local and non-U.S. tax laws given their particular circumstances.

For purposes of this discussion, a “U.S. Investor” generally is a beneficial owner of Interests who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Investor” is a beneficial owner of Interests that is neither a U.S. Investor nor an entity treated as a partnership for U.S. federal income tax purposes.

Portions of this discussion address the ability of Investors to utilize items of loss or deduction allocated to them by the Fund. Potential Investors are cautioned that the Fund will not be operated for the purpose of generating tax deductions, losses, credits, or other benefits. Investors should not anticipate that an investment in the Fund will yield items of deduction, loss, or credit to offset items of income or gain from other sources.

Tax-exempt organizations should be aware that the Fund may generate UBTI and should carefully review those sections of this Private Placement Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund are consistent with their overall investment plans. Each tax-exempt Investor should consult with their tax advisers prior to purchasing an Interest in the Fund.

THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL TAX CONSEQUENCES AND ANY OTHER POTENTIAL TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR OTHER RELEVANT TAXING JURISDICTION ARISING FROM THE HOLDING OR DISPOSAL OF INTERESTS IN THE FUND.

U.S. Federal Income Tax Classification of the Fund

The Fund expects to qualify to be taxed as a partnership for U.S. federal income tax purposes. As a partnership, the Fund is not itself subject to U.S. federal income tax. The Fund will distribute annually to each Investor on Schedule K-1 a form showing such Investor’s distributive share of each Fund item of income, gain, loss, deduction and credit. Each Investor is required to report separately on such Investor’s U.S. federal income tax return the Investor’s distributive share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss, net ordinary income, and deductions and credits. Each Investor will be liable for any taxes owed upon the Investor’s distributive share of the income or gains realized by the Fund, and may claim deductions for the Investor’s distributive share of the Fund’s losses and deductions and credits for the Investor’s distributive share of the Fund’s credits, to the extent allowed under the Code and except as noted below.

Each Investor is taxed on the Investor’s distributive share of the Fund’s taxable income or gain regardless of whether the Investor has received or will receive any distribution of cash from the Fund. Thus, in any particular year, an Investor’s distributive share of taxable income from the Fund (and the taxes imposed on that income) could exceed the amount of cash, if any, such Investor receives or is entitled to withdraw from the Fund, and could be significantly greater or less than such Investor’s share of the net economic gain or loss of the Fund during the same period.

The Fund could fail to qualify as a partnership for U.S. federal income tax purposes in future years as a result of a variety of developments including, without limitation, (i) modifications of the law governing the classification of entities as partnerships and (ii) characterization of the Fund as a “publicly traded partnership” as a result of the volume and nature of contributions of capital and redemptions and transfers of interests in the Fund. While there can be no assurance, the Fund expects that it will not be characterized as a publicly traded partnership for U.S. federal income tax purposes in future years based upon its anticipated ability to either (i) qualify for a safe harbor or (ii) be able to satisfy a general facts and circumstances test under applicable Treasury Regulations. Failure to qualify as a partnership would result in the Fund being treated as a corporation for U.S. federal income tax purposes. As a corporation, the Fund would generally be subject to an entity-level U.S. federal income tax, and all or a portion of its distributions (other than upon liquidation of such fund or an investor’s interest in such fund) could be characterized as dividends.

Taxation of U.S. Investors

The following discussion applies only to U.S. Investors. If you are not a U.S. Investor this section does not apply to you.

Allocations of Income and Loss to Investors

Generally, an Investor’s distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Partnership Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor’s “interest in the partnership.”

Although it is believed that the allocations pursuant to the Partnership Agreement should be respected for U.S. federal income tax purposes, the IRS may assert that the Fund’s income and loss must be allocated pursuant to some other method, in which event an Investor’s share of income and loss of the Fund for U.S. federal income tax purposes might be other than as provided for in the Partnership Agreement.

Investor’s Tax Basis in its Interest

An Investor’s tax basis in its Interest will include the amount of money and/or tax basis of property (if any) that the Investor contributes to the Fund, increased principally by the Investor’s distributive share of any Fund income and certain Fund liabilities (if any), and decreased, but not below zero, principally by (i) the amount of cash distributions from the Fund to the Investor and the adjusted tax basis of any distributions in kind from the Fund to the Investor, (ii) the amount of the Investor’s distributive share of the Fund’s losses and (iii) the Investor’s share of a reduction in certain Fund liabilities, if any.

Distributions

A cash distribution to an Investor generally will be taxable only to the extent that it exceeds the Investor’s tax basis in its Interest. The amount of the distribution, if any, that is in excess of tax basis will be considered to be gain from the sale of the Interest and generally taxable as capital gain except to the extent attributable to certain ordinary income items of the Fund. Subject to certain exceptions, an Investor would generally recognize loss with respect to its Interest only upon the receipt of a distribution consisting solely of cash in an amount that was less than the Investor’s tax basis in its Interest and which occurred in connection with a complete liquidation of the Investor’s Interest.

Distributions of property other than cash, whether in complete or partial liquidation of an Investor’s Interest, generally will not result in the recognition of taxable income or loss to the Investor (except to the extent such distribution is treated as made in exchange for such Investor’s share of the Fund’s unrealized receivables). However, under Section 731 of the Code, a distribution consisting of marketable securities in many cases is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii). While there can be no assurance, the Fund expects to qualify as an “investment partnership” within the meaning of Section 731(c)(3)(C) of the Code as long as the Fund does not (1) actively and substantially participates in the management of any Portfolio Investment or (2) holds an interest of 20 percent or more of the total capital and profits interests in any Portfolio Investment. If the Fund so qualifies, and the Investor is an “eligible partner,” which term should include an Investor whose contributions to the Fund consisted solely of cash, the non-recognition rules described herein should apply.

Sale of Interests

An Investor generally will recognize capital gain or loss on the sale of an Interest, except for any gain attributable to unrealized receivables or inventory items held by the Fund at the time of the sale. Based upon the anticipated operations of the Fund, the Investment Adviser does not anticipate that the Fund will hold any significant amounts of unrealized receivables or inventory items. The difference between the amount realized upon a sale of an Interest and the Investor’s adjusted tax basis in the Interest will determine the amount of gain or loss recognized. For this purpose, the amount realized will include the Investor’s share of any Fund liabilities.

In general, the sale of an Interest by an Investor will not affect the Fund’s ongoing operations. The Partnership Agreement prohibits transfers of Interests without the consent of the Fund’s Board.

An Investor selling appreciated securities distributed to it tax-free by the Fund will generally recognize taxable gain based on the total appreciation in the value of the securities (subject to certain adjustments and exceptions in the case of a distribution in liquidation of an Investor’s interest in the Fund), including such appreciation that accrued while the securities were held by the Fund.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds $200,000 ($250,000 in the case of joint filers).

Elections Regarding Tax Basis Adjustments

The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754 of the Code. The actual effect of any such election may depend upon whether the Fund makes such an election. In general, such an election by the Fund would permit the Fund to adjust the tax basis of its assets to reflect gain or loss attributable to the sale or exchange of an Interest or to reflect any difference between the Fund’s tax basis in any property distributed to an Investor and the tax basis the Investor receives in the property. The election generally could be beneficial if the Fund’s assets have appreciated in value. Because the election, once made, cannot be revoked without the consent of the IRS, if the election were made and there were many transfers, the calculation of the adjustments and the necessary recordkeeping could become complex thereby increasing the Fund’s administrative costs. There can be no assurance whether a Section 754 election will be made on behalf of the Fund.

The Fund generally will be required to adjust the tax basis of its assets in the same manner as if a Section 754 election were in effect upon (i) transfers of Interests at a time when (A) the adjusted tax basis of the Fund’s assets exceeds their fair market value by more than $250,000 or (B) immediately after the transfer of the Interest, the transferee would be allocated net loss in excess of $250,000 upon a hypothetical disposition of all of the Fund’s assets at fair market value in a taxable transaction and (ii) distributions of cash or property to an Investor that would have produced a downward adjustment in the tax basis of the Fund’s assets of more than $250,000 had a Section 754 election been in effect. In lieu of the adjustment described in clause (i) of the preceding sentence, if the Fund qualifies to make an election to be an “electing investment partnership,” as defined in Section 743 of the Code, the Fund could elect to preclude the transferee of the Interest from deducting its allocable share of any loss realized by the Fund on the sale or exchange of Fund assets to the extent the transferor Investor realized a loss on the original transfer of its Interest. Although the Fund expects that it will qualify to make an election to be an “electing investment partnership,” there can be no assurances that it will so qualify. In addition, because of the limited relief provided by such election and the complexity required to determine the amount of loss that the transferee Investor could not deduct, the Fund may determine that such election should not be made.

The Fund will provide Investors with statements to assist Investors in determining and reporting on their federal income tax returns items of taxable income, gain, loss, deduction and credit arising from their investment in the Fund. It is possible that the Fund will not receive all of the underlying tax information necessary to prepare Forms 1065 and K-1 on a timely basis. In such case, the Fund may be unable to provide final Schedules K-1 until after April 15. In the event of such delay, Investors would generally be required to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns. Investors will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions.

Investments in Portfolio Investments

The Fund expects to invest in Portfolio Investments rather than directly engage in any business operations. The Fund anticipates, but can provide no assurance that, the Portfolio Investments will be treated as partnerships for U.S. federal income tax purposes and will, in turn, invest in the equity or debt securities of portfolio companies. Assuming for the remainder of this discussion that this is so, the U.S. federal, state and local income tax consequences of the Fund’s indirect investment in a Portfolio Investment will depend heavily on the structure and other circumstances of the portfolio companies selected by Portfolio Investments. Beyond its ability to choose among Portfolio Investments in which to invest, the Fund will have no control over the Portfolio Investments and their choice of investments. Therefore, Investors must be prepared for allocations presenting a wide variety of U.S. federal, state and local income tax consequences.

To the extent Portfolio Investments invest in domestic portfolio companies taxed as corporations, unlike those taxed as partnerships, such companies are subject to U.S. federal income tax and will report separately their income, gains, losses, deductions, and credits on their own tax return. Interest or dividends earned from such portfolio companies will generally be ordinary income. Dividends earned from such portfolio companies may be eligible for the preferential rates applicable to qualified dividend income, which generally is taxed at a maximum rate of 20%. Generally, the U.S. federal income tax consequences of a Portfolio Investment’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Investment is treated as an investor or trader (i.e., realizing capital gains or losses), or a dealer (i.e., realizing ordinary income or loss) for U.S. federal income tax purposes.

To the extent Portfolio Investments invest in domestic portfolio companies taxed as partnerships, such portfolio companies will not be subject to U.S. federal income tax. The Portfolio Investments, the Fund and (indirectly) the Investors themselves, must take into account for tax purposes a distributive share of such a portfolio company’s items of taxable income, gain, loss, deduction, and credit without regard to whether the portfolio company ever makes distributions. Moreover, the Portfolio Investments, the Fund, and Investors will be deemed to be engaged in any trade or business carried on by a portfolio company taxed as a partnership. As noted above, the U.S. federal, state and local income tax consequences of a Portfolio Investment’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Investment is treated as an investor, trader, or a dealer for tax purposes. In addition, when disposing of a domestic portfolio company treated as a partnership, gain or loss attributable to inventory or unrealized receivables of the company (defined broadly to include, among other items recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) that might otherwise be capital gain will instead be ordinary income or loss.

To the extent the Portfolio Investments invest in foreign entities, the tax consequences will vary widely depending on the jurisdiction and structure of the portfolio company. Foreign portfolio companies treated as corporations for U.S. federal income tax purposes may be classified as “controlled foreign corporations” or “passive foreign investment companies” under the Code, subject to a variety of unfavorable U.S. federal income tax consequences, including but not limited to accelerating the timing of taxable income to the Investors, altering the character (i.e., ordinary vs. capital gain) of an Investor’s income and potentially increasing an Investor’s overall U.S. federal income tax liability. In addition, in certain circumstances, an Investor may incur additional U.S. federal income tax reporting obligations. Investors should consult their own tax advisors about the applicability of the controlled foreign corporations and passive foreign investment companies rules and the U.S. federal income tax consequences of such rules to their investment in the Fund.

Gains or losses from certain foreign currency transactions attributable to exchange rate fluctuations are treated as ordinary income or loss. In addition to taxing the portfolio company’s operations, foreign jurisdictions may impose withholding taxes on dividends, interest, or other payments to the Portfolio Investments. Subject to numerous limitations, Investors may be entitled to a credit or deduction for their share of such withholding taxes and certain other foreign taxes incurred by the Portfolio Investments or the Fund.

Portfolio Investments and their portfolio companies may engage in business in, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Investors, by virtue of their participation in the Fund, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Fund may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

Limitations on Certain Deductions

Limitation on Deductibility of Interest Expense

For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for “investment interest” (i.e., interest or short sale expenses for “indebtedness properly allocable to property held for investment”). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer’s “investment income,” consisting of net gain and ordinary income derived from investments in the current year. Long-term capital gain is excluded from investment income for this purpose unless the taxpayer elects to pay tax on such amount at ordinary income tax rates. The deduction for any investment interest that is disallowed under Section 163(d) of the Code for any year may generally be carried forward and used in subsequent years, subject to the limitations of Section 163(d) in the subsequent years.

For purposes of this provision, income of the Fund generally will be treated as investment income, and the investment interest limitation generally would apply to a non-corporate Investor’s share of any interest expense attributable to the Fund’s operations. In such case, a non-corporate Investor could be denied a deduction for all or part of that portion of its distributive share of the Fund’s ordinary losses attributable to interest expenses. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. In addition, Section 163(j) of the Code generally limits the deductibility of “business interest” by a taxpayer to the business interest income of the taxpayer plus 30% of the taxpayer’s adjusted taxable income. In the case of a taxpayer that is a partnership, this limitation is generally determined at the partnership level. Special carryforward rules apply to partnerships and their partners. Prospective Investors are advised to consult with their own tax advisors with respect to the application of the investment interest and business interest limitations in their particular tax situations.

Deductibility of Fund Investment Expenditures by Non-Corporate Investors

For taxable years prior to 2018 and after 2025, investment expenses (excluding investment interest expenses) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may be deducted only to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, investment expenses are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability. For taxable years beginning after 2017 and before 2026, Investors are not permitted to deduct such investment expenses because of the disallowance of deductions for miscellaneous itemized expenses in such taxable years. An Investor’s allocable share of the expenses of the Fund (including the management fee) will be investment expenses for purposes of these rules.

The consequences of the investment expense limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, non-corporate Investors should consult their tax advisors with respect to the application of these limitations.

Application of Rules for Income and Losses from Passive Activities

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity. This restriction applies to individuals, certain trusts, estates, personal service corporations and certain closely held corporations.

Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund’s investment activity generally will not constitute income or loss from a passive activity. Therefore, for an Investor subject to these rules, passive losses from other sources generally will not be able to be deducted against the Investor’s share of income and gain from the Fund.

Application of Basis and “At Risk” Limitations on Deductions

The amount of any loss of the Fund that an Investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund’s taxable year in which such loss occurred. Similarly, an Investor that is subject to the “at risk” limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Investor has “at risk” with respect to its Interest at the end of the year. The amount that an Investor has “at risk” will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Investor unless, in each case, the Investor is personally liable to repay such liabilities from other sources.

Losses denied under the basis or “at risk” limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

Limitation on Excess Business Losses

For taxable years beginning after 2017 and before 2026, taxpayers other than C corporations are unable to deduct “excess business loss.” An excess business loss is the excess of a taxpayer’s aggregate deductions attributable to trades or businesses of the taxpayer over the sum of aggregate gross income or gain of the taxpayer, plus a threshold amount (generally $250,000 for single filers or $500,000 in the case of a joint return, which amounts are indexed for inflation). Any disallowed loss is treated as a net operating loss carryover to the following taxable year.

Tax Returns; Audit

The Fund is required to file annual information returns reporting its income, expenses and other tax items and the amounts of such items properly allocable to each of its Investors. The Fund’s tax returns are subject to review by the IRS and other taxing authorities, which may dispute the Fund’s tax positions. Any recharacterizations or adjustments resulting from an audit may require each Investor to file amended tax returns and/or pay additional income taxes, interest or penalties and possibly may result in an audit of the Investor’s own tax return.

The Fund’s “partnership representative” will have sole authority to act on behalf of the Fund in any audit proceeding, and generally would bind the Fund and the Investors. Absent certain elections by the Fund, this new audit regime could cause any adjustments to Fund tax items, and any resulting tax liability, to be determined and collected at the Fund level and thus borne by the Investors in the year in which the audit is completed, rather than the year to which the audit relates. Investors (including former Investors) of the Fund may be required to indemnify the Fund for any taxes (and related interest, penalties or other charges or expenses) payable by the Fund and attributable to such Investors’ interests in the Fund. It is expected that the General Partner or its designee will act as the Fund’s “partner representative” and, as such, will have authority to make elections and otherwise act on behalf of the Fund in the event of an audit.

Tax-Exempt Investors; UBTI

Qualified pension and profit sharing plans (including Keogh or HR 10 Plans), individual retirement accounts (“IRAs”), educational institutions and other Investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of permissive investment income such as dividends, interest, and capital gains (so long as not derived from debt financed property).

To the extent that the Fund directly or indirectly holds property that constitutes debt financed property, property primarily for sale to customers (“dealer” property), or an investment in a partnership or other pass through entity that holds debt-financed property or otherwise generates unrelated business taxable income, income attributable to such property or activity that is allocated to an exempt organization which has acquired an equity interest in the Fund will constitute UBTI.

UBTI in excess of $1,000 in any year is taxable and may result in an alternative minimum tax liability.

The foregoing discussion is intended to apply primarily to qualified plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. For example, under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will subject the trust taxable to a 100% excise tax on all of its UBTI for that year. For this reason, an investment in the Fund may be unsuitable for such trusts. Additionally, private foundations, certain charitable trusts and certain tax-exempt private universities are subject to an excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends, and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

There are no restrictions on the Fund’s ability to realize income that could be characterized as UBTI. The Fund may form one or more feeder funds that will be treated as corporations for U.S. federal income tax purposes. Investors concerned about UBTI should contact the Investment Adviser regarding such alternative structures.

Non-U.S. Investors

The following discussion applies only to Non-U.S. Investors. If you are not a Non-U.S. Investor this section does not apply to you.

The Fund must withhold U.S. federal income tax at a rate of 30 percent (or any lower rate provided by an applicable tax treaty) with respect to the distributive share of the Fund’s income of a Non-U.S. Investor, if such income consists of certain types of U.S. source income (such as interest (other than “portfolio interest”), dividends and rents) not effectively connected with the conduct by the Fund of a U.S. trade or business.

Generally, if the Fund is (or is treated as) engaged in the conduct of a U.S. trade or business, a Non-U.S. Investor’s distributive share of the Fund’s taxable income effectively connected with such trade or business is subject to U.S. federal income tax on a net basis. In addition, a Non-U.S. Investor that is a corporation would generally also be subject to a 30% branch profits tax (or lower treaty rate, if applicable) on its effectively connected earnings and profits that are not timely reinvested in a U.S. trade or business. The net U.S. federal income tax is generally collected by means of a U.S. federal withholding tax payable quarterly by the Fund at the highest applicable ordinary income tax rate. This tax must be paid without regard to whether the Fund makes actual distributions to Non-U.S. Investors. Each Non-U.S. Investor generally would be allowed a credit for its distributive share of the withholding tax paid by the Fund against its U.S. federal income tax liability. The Non-U.S. Investor would be liable to the extent the actual tax liability were greater than the amount withheld and any excess withholding tax may generally be eligible for a refund.

If the Fund has or is treated as having ECI, then the sale or other disposition of Interests generally will result in ECI to a selling Non-U.S. Investor to the extent that a Non-U.S. Investor would have been allocated ECI (other than gain from the disposition of a United States real property interest that is treated as ECI) if the Fund had sold all of its assets at their fair market values as of the date of the disposition. As a result, if the Fund sold such a partnership interest, the Fund would be required to withhold tax on any such gain allocable to a Non-U.S. Investor at the maximum U.S. federal income tax rate as described above. In addition, a Non-U.S. Investor also would realize ECI gain upon the sale or other disposition of its interest in the Fund to the extent that the Non-U.S. Investor would have been allocated ECI (other than gain from the disposition of a United States real property interest that is treated as ECI) if the Fund had sold all of its assets at their fair market values as of the date of the disposition. Upon disposition of an interest in the Fund by a Non-U.S. Investor, the transferee of the Non-U.S. Investor’s Interests may be required to withhold 10% of the amount realized by the Non-U.S. Investor on the disposition. If a transferee failed to withhold such amount (if required), the Fund may be required to withhold that amount from distributions to the transferee (although currently such requirement is suspended until further tax guidance is issued).

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder (“FATCA”), the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the Investments and, after December 31, 2018, 30% of the gross proceeds from a sale of the Investments to: (i) a foreign financial institution, unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, Non-U.S. Investors that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All Investors will be required to obtain U.S. taxpayer identification numbers and furnish appropriate documentation certifying as to their U.S. or non-U.S. tax status, together with such additional tax information as the General Partner may from time to time request. Failure to furnish requested information or (if applicable) satisfy its FATCA obligations may subject an Investor to U.S. withholding taxes and/or mandatory withdrawal, transfer or other termination of such Investor’s interest in the Fund.

There are no restrictions on the Fund’s ability to realize income that could be characterized as ECI. The Fund may form one or more feeder funds that will be treated as corporations for U.S. federal income tax purposes. Investors concerned about ECI should contact the Investment Adviser regarding such alternative structures.

Non-U.S. Investors should consult their own tax advisers as to the tax consequences to them of an investment in the Fund, including the possible application of any treaty provisions, withholding and other taxes and reporting requirements.

Tax Shelter Reporting Regulations

If an Investor recognizes a loss with respect to its Interests in excess of certain prescribed thresholds (generally for partnerships whose partners are not all corporations, at least $2 million in any single tax year or $4 million in any combination of tax years, whether or not any losses flow through to one or more partners or shareholders), the Investor must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Taxation Matters

Investors should consult their own tax advisors regarding the state, local and foreign tax consequences of investing in the Interests and the particular tax consequences to them of an investment in the Fund.

Certain Securities Laws Matters

Securities Act of 1933. The Interests will not be registered under the Securities Act, or any other securities law, including state securities or blue sky laws. Interests will be offered and sold without registration in reliance upon the Securities Act exemption for transactions not involving a public offering and generally will be sold only to “accredited investors,” as defined in Regulation D promulgated under the Securities Act.

Each investor will be required to make customary private placement representations, including that such investor is acquiring an Interest for its own account for investment and not with a view to resale or distribution. Further, each investor must be prepared to bear the economic risk of the investment in the Interests for the Fund’s entire finite term. The Interests cannot be transferred or resold except as permitted under the Securities Act and any applicable state or non-U.S. securities laws pursuant to registration or an exemption therefrom. It is extremely unlikely that the Interests will ever be registered under the Securities Act.

Securities Exchange Act of 1934. The Interests have not been registered under the 1934 Act. As a consequence, the Fund will not have, at any time, more than 1,999 partners of record.

June 2012 CFTC Order. In June 2012, Morgan Stanley & Co. LLC (“MS & Co.”), a placement agent of the Fund, consented to, and became the subject of, an order by the CFTC that resolved administrative proceedings initiated by the CFTC. In the order, the CFTC found that from April 2008 through October 2009, MS & Co. violated the Commodity Exchange Act and CFTC regulations by executing, processing, and reporting numerous off-exchange futures trades to the Chicago Mercantile Exchange and Chicago Board of Trade as exchange for related positions (“EFRPs”) in violation of relevant rules because those trades lacked the related cash or other over-the-counter positions required to constitute a valid EFRP. The CFTC also found that MS & Co. violated CFTC regulations by failing to supervise the handling of the trades at issue and failing to have adequate policies and procedures designed to detect and deter the foregoing violations. Without admitting or denying the underlying allegations and without adjudication of any issue of law or fact, Morgan Stanley consented to a cease and desist order, a civil monetary penalty of $5.0 million, and undertakings related to public statements and future cooperation.

January 2017 SEC Waiver. On January 13, 2017, the Division of Corporation Finance of the SEC, by delegated authority, granted Morgan Stanley Smith Barney LLC (“MSSB”) a waiver of the disqualification provision in Rule 506(d)(1)(iv) of Regulation D under the Securities Act. Until all of the certifications detailed in the order (the “Order”) entitled In the Matter of Morgan Stanley Smith Barney LLC, Administrative Proceeding File No. 3-17773 (January 13, 2017) have been provided to the SEC, each purchaser in a Rule 506 offering that would otherwise be subject to the disqualification under Rule 506(d)(1) as a result of the Order, shall be provided with the following description of the Order:

January 2017 SEC Order. On January 13, 2017, the SEC entered into the Order with MSSB settling an administrative action. The SEC found that from 2009 through 2015, MSSB inadvertently charged advisory fees in excess of what had been disclosed to, and agreed to by, its legacy Citigroup Global Markets Inc. clients, and, from 2002 to 2009 and from 2009 to 2016, Morgan Stanley & Co. and MSSB, respectively, inadvertently charged fees in excess of what was disclosed to and agreed to by their clients. The SEC also found that MSSB failed to comply with requirements regarding annual surprise custody examinations for the years 2011 and 2012, did not maintain certain client contracts, and failed to adopt and implement written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act. The SEC found that, in relation to the foregoing, MSSB willfully violated certain sections of the Advisers Act. In determining to accept the offer resulting in the Order, the SEC considered the remedial efforts promptly undertaken by MSSB. MSSB consented, without admitting or denying the findings, to a censure, to cease and desist from committing or causing future violations, to certain undertakings related to fee billing, books and records and client notices and to pay a civil penalty of $13,000,000.

June 2018 SEC Waiver. On June 29, 2018, the Division of Corporation Finance on behalf of the SEC by delegated authority granted Morgan Stanley Smith Barney LLC (“MSSB” or “MSWM”), a waiver of the disqualification provision in Rule 506(d)(1)(iv) of Regulation D under the Securities Act. For the duration of the undertakings detailed below, MSWM is required to furnish or cause to be furnished the following disclosure to customers prior to purchasing a Rule 506 offering issued or distributed by MSWM:

June 2018 SEC Order. On June 29, 2018, the SEC entered into a settlement order with MSWM settling an administrative action, which relates to misappropriation of client funds in four related accounts by a single former MSWM financial advisor (“FA”). The SEC found that MSWM failed to adopt and implement policies and procedures or systems reasonably designed to prevent personnel from misappropriating assets in client accounts. The SEC specifically found that, over the course of eleven months, the FA initiated unauthorized transactions in the four related client accounts in order to misappropriate client funds. The SEC found that while MSWM policies provided for certain reviews prior to issuing disbursements, such reviews were not reasonably designed to prevent FAs from misappropriating client funds. Upon being informed of the issue by representatives of the FA’s affected clients, MSWM promptly conducted an internal investigation, terminated the FA, and reported the fraud to law enforcement agencies. MSWM also fully repaid the affected clients, made significant enhancements to its policies, procedures and systems (“Enhanced MSWM Policies”) and hired additional fraud operations personnel. The SEC found that MSWM willfully violated section 206(4) of the Advisers Act and Rule 206(4)-7 thereunder. The SEC also found that MSWM failed to supervise the FA pursuant to its obligations under Section 203(e)(6) of the Advisers Act. MSWM consented, without admitting or denying the findings, to a censure; to cease and desist from committing or causing future violations; to certain undertakings, including certifications related to the implementation and adequacy of the Enhanced MSWM Policies, and to pay a civil penalty of $3,600,000.

Inquiries

Inquiries concerning the Fund and Interests (including information concerning subscription procedures) should be directed to:

Investor Services
AIP PRIVATE EQUITY OPPORTUNITIES FUND I A LP
c/o Morgan Stanley Alternative Investment Partners
100 Front Street, Suite 700
West Conshohocken, Pennsylvania 19428-2881
Telephone: (800) 421-7572
Facsimile: (212) 507-0024

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements: Registrant has no assets and financial statements are omitted.

(2)	Exhibits:

(a)(1)	Certificate of Limited Partnership.(1)
(a)(2)	Agreement of Limited Partnership.(1)
(a)(3)	Amended and Restated Agreement of Limited Partnership.(2)
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Not Applicable.
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement.(2)
(h)(1)	Form of Distribution Agreement.(2)
(i)	Not Applicable.
(j)	Custodian Agreement.(2)
(k)(1)	Administration Agreement.(2)
(k)(2)	Transfer Agency Agreement.(2)
(l)	Opinion and Consent of Dechert LLP.(2)
(m)	Not Applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.(2)
(r)(2)	Code of Ethics of the Investment Adviser.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$[*]
Printing	$[*]
Accounting fees and expenses	$[*]
Legal fees and expenses	$[*]
Miscellaneous	$[*]
Total	$[*]

*	To be completed by amendment.
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ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

 After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Morgan Stanley AIP GP LP (the “Investment Adviser”), the investment adviser to the Registrant. The Investment Adviser was formed under the laws of the State of Delaware on November 10, 2000. Additional information regarding the Investment Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60699).

ITEM 29	NUMBER OF HOLDERS OF SECURITIES

 Title of Class: Limited Partnership Interests. Number of Record Holders: [ ].

ITEM 30.	INDEMNIFICATION

 Reference is made to Article 3.10 of Registrant’s Amended and Restated Agreement of Limited Partnership, to be filed as Exhibit (a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to the Investment Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Investment Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Investment Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Amended and Restated Agreement of Limited Partnership in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each managing director, executive officer or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Registration

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Statement in the section entitled “Fund Management.” The information required by this Item 31 with respect to each director, officer or partner of the Investment Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-60699).

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at [                     ]. The other required books and records are maintained by the Investment Adviser at 100 Front Street, Suite 700, West Conshohocken, PA 19428-2881.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 12th day of July, 2019.

AIP PRIVATE EQUITY OPPORTUNITIES
FUND I A LP

/s/ John H. Gernon

By:	John H. Gernon
Title:	President and Principal Executive Officer
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